UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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LIMONEIRA COMPANY
(Name of Registrant as Specified in its Charter)
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LIMONEIRA COMPANY
Notice of Annual Meeting of Stockholders
February 12, 2021
Dear Stockholder:
You are cordially invited to attend via webcast the 2021 Annual Meeting of Stockholders of Limoneira Company (“Annual Meeting”). The meeting will be held on Tuesday, March 23, 2021, at 10:00 a.m., Pacific Time. Due to concerns regarding the novel coronavirus (“COVID-19”) pandemic and to protect the safety and well-being of our stockholders, Board of Directors and employees, the Annual Meeting will be a virtual meeting conducted solely online via live webcast communication. This means that you will be able to participate in the Annual Meeting and vote during the Annual Meeting via live webcast by visiting www.meetingcenter.io/271870547, Password LMNR2021. You will not be able to attend the Annual Meeting in person. To participate in the Annual Meeting, registered stockholders will need the control number included on their proxy card and all other stockholders will need to follow the instructions that accompanied their proxy materials.
Enclosed please find our proxy statement, a proxy card and our annual report. The proxy statement contains important information about the Annual Meeting, the proposals we will consider and how you can vote your shares.
Your vote is very important to us. We encourage you promptly to vote your shares by telephone, Internet or by completing, signing, dating and returning the enclosed proxy card, which contains instructions on how you would like your shares to be voted. Please submit your proxy regardless of whether you will attend the Annual Meeting via webcast. This will help us ensure that your vote is represented at the Annual Meeting.
On behalf of the Board of Directors and the management of Limoneira Company, I extend our appreciation for your investment in Limoneira Company.
Sincerely,
Gordon E. Kimball
Chairperson of the Board of Directors

LIMONEIRA COMPANY
February 12, 2021
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday, March 23, 2021
Limoneira Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Tuesday, March 23, 2021 at 10:00 a.m., Pacific Time, for the following purposes:
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to elect three directors to the Board of Directors, each to serve for a three-year term (“Proposal 1”);

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to vote on a proposal to ratify the selection of Deloitte & Touche LLP to serve as the independent auditor for Limoneira Company for the fiscal year ending October 31, 2021 (“Proposal 2”);

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to hold an advisory vote to approve the compensation of the Named Executive Officers as disclosed in this proxy statement (“Proposal 3”); and

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to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the enclosed proxy statement. The Board of Directors recommends that you vote FOR ALL the director nominees, FOR the ratification of the independent auditor, and FOR the approval of the compensation of the Named Executive Officers.
Due to concerns regarding the novel coronavirus (“COVID-19”) pandemic and to protect the safety and well-being of our stockholders, Board of Directors and employees, the Annual Meeting will be a virtual meeting conducted solely online via live webcast. The meeting can be attended via webcast by visiting www.meetingcenter.io/271870547, Password LMNR2021. To participate in the Annual Meeting, registered stockholders will need the control number included on their proxy card and will need to follow the instructions that accompany their proxy materials.
Stockholders of record at the close of business on February 1, 2021, will be entitled to notice of, and to vote at, the Annual Meeting and at any subsequent adjournments or postponements. A list of these stockholders entitled to vote at the Annual Meeting will be available for inspection for 10 days preceding the Annual Meeting at our principal executive offices at 1141 Cummings Road, Santa Paula, California 93060. We will begin mailing the Notice of Annual Meeting, proxy statement and proxy card on or about February 12, 2021 to stockholders of record at the close of business on February 1, 2021.
To be sure that your shares are properly represented at the Annual Meeting, whether or not you attend via webcast, please promptly vote your shares either by telephone, Internet or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed envelope. We must receive your proxy no later than 11:59 p.m. Pacific Time, on March 22, 2021.
Please carefully read the sections in the proxy statement on participating and voting at the Annual Meeting to ensure that you comply with these requirements.
By order of the Board of Directors
Mark Palamountain
Chief Financial Officer, Treasurer and Corporate Secretary

Except where the context indicates otherwise, “the Company,” “we,” “us” and “our” refer to Limoneira Company and its wholly owned subsidiaries. References to “stockholders” refer to stockholders of Limoneira Company.

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LIMONEIRA COMPANY
1141 Cummings Road
Santa Paula, California 93060
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Limoneira Company, a Delaware corporation, for the 2021 Annual Meeting of Stockholders, to be held via webcast on Tuesday, March 23, 2021 at 10:00 a.m., Pacific Time. We refer to the 2021 Annual Meeting of Stockholders as the “Annual Meeting.” The notice of Annual Meeting, proxy statement and proxy card are first being mailed or provided to stockholders on or about February 12, 2021.
Due to concerns regarding the novel coronavirus (“COVID-19”) pandemic and to protect the safety and well-being of our stockholders, Board of Directors and employees, our 2021 Annual Meeting of Stockholders will be a virtual meeting conducted solely online via live webcast. The meeting can be attended by visiting www.meetingcenter.io/271870547, Password LMNR2021. To participate in the Annual Meeting, stockholders of record will need the control number included on their proxy card and will need to follow the instructions that accompanied their proxy materials.
PURPOSE OF MEETING
As described in more detail in this proxy statement, the Annual Meeting is being held for the following purposes:
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to elect three directors to the Board of Directors, each to serve for a three-year term (“Proposal 1”);

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to vote on a proposal to ratify the selection of Deloitte & Touche LLP to serve as the independent auditor for the Company for the fiscal year ending October 31, 2021 (“Proposal 2”);

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to hold an advisory vote to approve the compensation of the Named Executive Officers as disclosed in this proxy statement (“Proposal 3”); and

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to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT
ATTENDING AND VOTING AT THE VIRTUAL ANNUAL MEETING
Computershare Trust Company, N.A. (“Computershare”) has been selected as our inspector of election. As part of its responsibilities, Computershare is required to independently verify that you are a stockholder of the Company eligible to participate in the Annual Meeting and to determine whether you may vote during at the Annual Meeting. Therefore, it is very important that you follow the instructions below to participate in the Annual Meeting.
Where and when will the meeting be held?
This year’s meeting will be held on March 23, 2021 and will begin at 10:00 a.m. (Pacific Time). The Annual Meeting will be held only by means of a live webcast.
What if I wish to attend the meeting?
We will be hosting the Annual Meeting live via the Internet. You will not be able to attend the Annual Meeting in person. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.meetingcenter.io/271870547, Password LMNR2021. The webcast will start at 10:00 a.m. (Pacific Time), on March 23, 2021. Until the voting is announced to be closed, stockholders may vote while connected to the Annual Meeting on the Internet.
Instructions on how to connect and participate in the Annual Meeting, including how to demonstrate proof of ownership of our common shares, are posted at www.meetingcenter.io/271870547, Password LMNR2021 If you do not have your control number that is printed in the box marked by the arrow on your proxy card (if you received a printed copy of the proxy materials), you will only be able to listen to the Annual Meeting.
What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will consider and vote on the following matters:
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a vote FOR ALL of the three nominees for director, each to serve for a three-year term (“Proposal 1”);

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a vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending October 31, 2021 (“Proposal 2”); and

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a vote FOR the proposal to approve, on an advisory basis, of the compensation of Named Executive Officers (“Proposal 3”).

The stockholders will also consider and act on any other matters as may properly come before the meeting, or any adjournment or postponement thereof.
Who is entitled to vote at the Annual Meeting?
Only stockholders of record of our common stock at the close of business on February 1, 2021 (the “Record Date”), are entitled to vote at the Annual Meeting. There were 16,654,738 shares of our common stock outstanding on February 1, 2021. Each stockholder is entitled to one vote for each share of common stock, ten votes for each share of Series B Convertible Preferred Stock and one vote for each share of Series B-2 Convertible Preferred Stock.
How do I participate in the Annual Meeting?
To attend the Annual Meeting, log in at www.meetingcenter.io/271870547, Password LMNR2021. If you do not have your unique control number that is printed in the box marked by the arrow on your proxy card (if you received a printed copy of the proxy materials), you will only be able to listen to the Annual Meeting.
If I am a stockholder of record of Common Stock, how do I vote?
If your shares of common stock are registered directly in your name with the Company’s transfer agent, Computershare, you are considered the stockholder of record with respect to those shares and you may cast your vote by any one of the following ways:

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By Telephone:   Call 1-800-652-8683: You can use any touch-tone telephone to transmit your voting instructions up until voting is announced to be closed during the Annual Meeting. Have your proxy card in hand when you call and follow the instructions.

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Over the Internet:   Go to www.investorvote.com/LMNR. You can use the Internet 24 hours a day to transmit your voting instructions until voting is announced to be closed during the Annual Meeting. Have your proxy card in hand when you access the website and follow the instructions.

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By Mail:   You may submit your vote by completing, signing and dating your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 1171.

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During the Meeting:   The Annual Meeting will be a virtual only meeting and can be accessed on the Internet at www.meetingcenter.io/271870547, Password LMNR2021. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting virtually and voting online during the Annual Meeting and revoking an earlier-submitted proxy in accordance with the process outlined below under the heading “What if I want to change my vote?”

If you received a proxy card in the mail but choose to vote by telephone or Internet, you do not need to return your proxy card.
When properly completed, a proxy will ensure that your shares are voted as you direct. To ensure that your vote is represented at the Annual Meeting, we strongly encourage you to complete a proxy regardless of whether you plan to participate in the Annual Meeting.
YOU MAY VOTE BY PHONE OR INTERNET UNTIL VOTING IS ANNOUNCED TO BE CLOSED DURING THE ANNUAL MEETING, OR BROADRIDGE FINANCIAL SOLUTIONS, INC. MUST RECEIVE YOUR PAPER PROXY CARD NO LATER THAN 11:59 P.M., PACIFIC TIME, ON MARCH 22, 2021. IF WE DO NOT RECEIVE YOUR PROXY BY THAT TIME, YOUR PROXY WILL NOT BE VALID. IN THIS CASE, UNLESS YOU VOTE BY INTERNET BEFORE VOTING IS ANNOUNCED TO BE CLOSED DURING THE ANNUAL MEETING VIA WEBCAST, YOUR VOTE WILL NOT BE REPRESENTED.
If I am a beneficial owner of shares of Common Stock held in street name, how do I vote?
If your shares of common stock are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you request printed copies of these proxy materials by mail, you will receive a voting instruction form.
If your shares are held in street name, you must register in advance to participate in the virtual Annual Meeting. To register to participate in the Annual Meeting, you must submit proof of your proxy power (legal proxy) reflecting your Limoneira holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Pacific Time, on March 18, 2021. Requests for registration by email may be made by forwarding the email from the organization who holds your shares, or attaching an image of your legal proxy and emailing it to legalproxy@computershare.com. Requests for registration by mail should be sent to Computershare, Attn: Legal Proxy, P.O. Box 505000, Louisville, KY 40233.
What if I want to change my vote?
If you want to change your vote, you may revoke your proxy by:
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Submitting your vote at a later time via the Internet or telephone before voting is announced to be closed during the Annual Meeting;

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Submitting a properly signed proxy card with a later date that is received at or prior to the Annual Meeting; or

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Providing notice in writing before the meeting to: Mark Palamountain, Chief Financial Officer, Treasurer and Corporate Secretary, Limoneira Company, 1141 Cummings Road, Santa Paula, California 93060 or by facsimile to (805) 525-8211.

What if I submit a proxy without giving specific voting instructions?
If you properly submit a proxy without giving specific voting instructions, the individuals named as proxies on the proxy card will vote your shares:
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FOR the election of the three nominees for Director;

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FOR the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending October 31, 2021;

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FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and

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in accordance with the best judgment of the individuals named as proxies on the proxy card on any other matters properly brought before the Annual Meeting.

Will my shares be voted if I do not provide my proxy?
If you are a registered stockholder and do not submit a proxy, you must attend the meeting via webcast and submit your vote via the Internet or telephone before voting is announced to be closed during the Annual Meeting. If you hold shares in “street name,” your shares may be voted with respect to discretionary matters even if you do not provide voting instructions to your bank or broker, but will not be voted with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, shares not voted are treated as “broker non-votes.” The proposal to elect directors (Proposal 1) and the advisory vote on executive compensation (Proposal 3) are considered non-discretionary items; therefore, you must provide instructions in order to have your shares voted on these matters.
What constitutes a quorum, permitting the meeting to conduct its business?
The presence at the Annual Meeting, participating via the Internet or by proxy, of holders of a majority of the issued and outstanding shares of common stock entitled to vote as of the Record Date is considered a quorum for the transaction of business. If you submit a properly completed proxy or if you vote during the Annual Meeting via the Internet, your shares of common stock will be considered part of the quorum. Stockholders who participate in the Annual Meeting online at www.meetingcenter.io/271870547, Password LMNR2021 will be considered to be attending the meeting in person for purposes of determining whether a quorum has been met.
Shares represented by proxies that are marked “Abstain” or “Withhold” will be counted as shares present for purposes of determining the presence of a quorum. Shares of stock entitled to vote that are represented by broker non-votes will be counted as shares present for purposes of determining the presence of a quorum. A broker non-vote occurs when the broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power to vote on that proposal without specific voting instructions from the beneficial owner.
How many votes are needed to approve a proposal?
For the proposal to elect three directors, each director nominee receiving a plurality of the votes cast at the Annual Meeting will be elected as a director. Stockholders shall be permitted to cumulate votes for the election of directors.
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021, and the proposal to approve, in a non-binding advisory capacity, the Company’s named executive officer compensation, each require the affirmative vote of a majority of the shares present or participating by proxy and entitled to vote at the Annual Meeting.

How is the solicitation being made?
We, the Company, are making this solicitation and as such, the cost of solicitation of proxies will be borne by us. Our directors, officers, and employees may make solicitation, personally or by telephone, email or fax. The Notice and the Proxy Materials will be distributed to beneficial owners of common stock through brokers, custodians, nominees and other like parties, and we expect to reimburse such parties for their charges and expenses.
What should I do if I have questions?
If you have any questions or require any assistance with voting your shares of common stock please contact Mark Palamountain, Chief Financial Officer, Treasurer and Corporate Secretary, Limoneira Company, 1141 Cummings Road, Santa Paula, California 93060 or by facsimile to (805) 525-8211.

APPROVAL OF PROPOSALS AND SOLICITATION
Each stockholder who owned shares of stock on the Record Date, February 1, 2021, is entitled to one vote for each share of common stock, ten votes for each share of Series B Convertible Preferred Stock and one vote for each share of Series B-2 Convertible Preferred Stock. On February 1, 2021, we had 17,699,717 shares of common stock, 14,790 shares of Series B Convertible Preferred Stock and 9,300 shares of Series B-2 Convertible Preferred Stock issued and outstanding held by approximately 3,400 beneficial holders.
Quorum
Under the Amended and Restated Bylaws of the Company, as amended, which we refer to as the “Bylaws,” the stockholders present virtually or by proxy holding a majority of the outstanding shares of stock entitled to vote shall constitute a quorum at a meeting of stockholders of the Company. Holders of shares of common stock, Series B Convertible Preferred Stock and Series B-2 Convertible Preferred Stock are the only stockholders entitled to vote at the Annual Meeting. Shares represented by proxies that are marked “abstain” will be counted as shares present for purposes of determining the presence of a quorum. Shares of stock entitled to vote that are represented by broker non-votes will be counted as shares present for purposes of determining the presence of a quorum. A broker non-vote occurs when the broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power to vote on that proposal without specific voting instructions from the beneficial owner. Proposals 1 and 3 described in this proxy statement are non-discretionary items and Proposal 2 described in this proxy statement is a discretionary item.
If the persons present or represented by proxies at the Annual Meeting do not constitute a majority of holders of outstanding stock entitled to vote as of the Record Date, we will postpone the Annual Meeting to a later date.
Approval of Proposals
a)
Election of Directors.   For the election of Class I directors (“Proposal 1”), in accordance with the Bylaws, the affirmative vote of at least a plurality of the votes cast on such proposal is required. For the election of directors, you may elect to cumulate your vote. Cumulative voting will allow you to allocate among the director nominees, as you see fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of votes to which you are entitled. For example, if you own 100 shares of common stock and there are three directors to be elected at the Annual Meeting, you may allocate 300 “FOR” votes (3 times 100) among as few or as many of the three nominees to be voted on at the Annual Meeting as you choose. You may not cumulate your votes against a nominee. If you are a stockholder of record and choose to cumulate your votes, you will need to submit a proxy by telephone, Internet or mail, or, if you vote during the Annual Meeting, submit a ballot and make an explicit statement of your intent to cumulate your votes, either by so indicating on your proxy or by indicating in writing on your ballot when voting during the Annual Meeting. If you hold shares beneficially through a broker, trustee or other nominee and wish to cumulate votes, you should contact your broker, trustee or nominee. If you vote by proxy or voting instruction card and submit your proxy with no further instructions, Harold S. Edwards and Mark Palamountain (the “Proxies”), may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you vote against or abstain from voting. Cumulative voting applies only to the election of directors. For all other matters, each share of common stock and Series B-2 Convertible Preferred Stock outstanding as of the close of business on the Record Date for the Annual Meeting is entitled to one vote and each share of Series B Convertible Preferred Stock is entitled to ten votes.

b)
Ratification of Independent Auditor.   For the approval of the proposal to ratify the selection of Deloitte & Touche LLP as the independent auditor for the Company (“Proposal 2”), the affirmative vote of at least a majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote is required. An abstention will not be counted toward the ratification of Deloitte & Touche LLP as the independent auditor, and the effect of an abstention is the same as a vote against the ratification.

c)
Approval of Compensation of Named Executive Officers.   For the approval, by advisory vote, of the compensation of Named Executive Officers (“Proposal 3”), the affirmative vote of at least a majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote is required. An abstention will not be counted toward the ratification of the compensation of Named Executive Officers, and the effect of an abstention is the same as a vote against the ratification. Broker non-votes will have no impact on this proposal.

d)
Other Matters.   With the exception of certain business combinations, as described in Article 17 of the Company’s Certificate of Incorporation, any other proposal that properly comes before the Annual Meeting must be approved by the affirmative vote of at least a majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. An abstention will not be counted toward the ratification of the proposal, and the effect of an abstention is the same as a vote against the ratification.

Computershare, the proxy tabulator and inspector of election appointed for the Annual Meeting, will tabulate all votes. Computershare will separately tabulate affirmative and negative votes, abstentions and broker non-votes.
Proposal 2 is a discretionary item; brokers that do not receive instructions from beneficial owners may vote your shares in their discretion. Proposals 1 and 3 are non-discretionary items; brokers may not vote on the proposals without specific voting instructions from beneficial owners, resulting in a broker non-vote.
Solicitation of Proxies
We will bear the cost of the solicitation of proxies, including, but not limited to, the preparation, printing and mailing of this proxy statement and the proxy card. We have also retained Computershare to distribute copies of these proxy materials to banks, brokers, fiduciaries and custodians, or agents holding shares in their names on behalf of beneficial owners so that they may forward these proxy materials to our beneficial owners.
We may supplement the original solicitation of proxies by mail with solicitation by telephone, and other means by directors, officers and/or employees of the Company. We will not pay any additional compensation to these individuals for any such services.

PROPOSAL 1: ELECTION OF DIRECTORS
Board Composition
The Bylaws provide that the exact number of directors shall be ten. The Certificate of Incorporation divides the Board of Directors (the “Board”) into three classes, each class serving for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected. The terms of each class of directors is set to expire as follows: Class I to expire at the 2021 Annual Meeting of Stockholders, Class II to expire at the 2022 Annual Meeting of Stockholders and Class III to expire at the 2023 Annual Meeting of Stockholders. The terms of office of Harold S. Edwards, John W.H. Merriman and Edgar A. Terry, all of whom are Class I directors, expire at the upcoming 2021 Annual Meeting and such directors have been nominated for re-election. You may cumulate your votes for one or more director nominees. If you wish to cumulate your votes, you will need to indicate explicitly your intent to cumulate your votes among the director nominees who will be voted upon at the Annual Meeting. See “APPROVAL OF PROPOSALS AND SOLICITATION — Approval of Proposals — Election of Directors” for more information about how to cumulate your votes. Proxies cannot be voted for a greater number of persons than the number of nominees named.
Our Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based on this review, the Board has determined that the following current directors are “independent directors” as defined by the NASDAQ Stock Market Marketplace Rules, which we refer to as the NASDAQ Rules: Messrs. Gordon E. Kimball, Jesus “Chuy” Loza, John W. H. Merriman, Donald R. Rudkin, Robert M. Sawyer, Scott S. Slater, Edgar A. Terry and Ms. Elizabeth Blanchard Chess.
Election of Directors
The Class I directors will be elected at the Annual Meeting and will serve a term that expires at our 2024 Annual Meeting of Stockholders. The Board has nominated Messrs. Harold S. Edwards, John W.H. Merriman and Edgar A. Terry for re-election as Class I directors. All of the nominees have indicated a willingness to stand for re-election and to serve if re-elected. It is intended that the shares represented by the enclosed proxy will be voted for the election of the above-named nominees. Although it is anticipated that each nominee will be available to serve as a director, should any nominee be unable to serve, the proxies will be voted by the proxy holders in their discretion for another person properly designated. Each nominee recommended by the Board to stockholders was recommended to the Board by the nominating and corporate governance committee. The following paragraphs describe the business experience and education of Messrs. Harold S. Edwards, John W.H. Merriman and Edgar A. Terry.
Harold S. Edwards
Mr. Edwards has served as a director of the Company since 2009. Mr. Edwards has been President and Chief Executive Officer of the Company since November 2003. Previously, Mr. Edwards was the president of Puritan Medical Products, a division of Airgas Inc. Prior to that, Mr. Edwards held management positions with Fisher Scientific International, Inc., Cargill, Inc., Agribrands International, The Ralston Purina Company, and Mission Produce, Inc. Mr. Edwards is currently a member of the board of directors of Compass Group Diversified Holdings LLC, a company listed on the New York Stock Exchange, and Calavo Growers, Inc., a company listed on the NASDAQ Global Select Market. Mr. Edwards is a graduate of Lewis and Clark College and the Thunderbird School of Global management where he earned a Master of Business Administration degree.
As the President and Chief Executive Officer of the Company, Mr. Edwards brings to our Board an intimate understanding of our business and operations. Mr. Edwards provides our Board with company-specific experience and expertise, in addition to his substantial experience as a chief executive officer and senior executive across a variety of industries.
John W.H. Merriman
Mr. Merriman has served as a director of the Company since 1991. He has been a SAS Consultant to Kaiser Permanente Actuarial Services since 2014. Mr. Merriman is president of Merriman Consulting, a SAS consultancy; prior clients include University of Texas, Medical Branch, Allianz, American Express, Bank of America, Kaiser Physicians Medical Group, Pearl S. Buck Foundation, Fireman’s Fund, and ALCO Partners. Mr. Merriman served as a SAS Consultant for Macys.com (2006 – 2008) and Wells Fargo & Co. Risk Management (1996 – 2005, 2009 – 2010) and WellsFargo.com’s Digital Channels Fraud Risk Analytics (2013 – 2014). He served as president of Spyglass Ridge Association, a mutual benefit non-profit corporation. Mr. Merriman serves as a trustee of the Limoneira Foundation. Mr. Merriman majored in viticulture at Santa Rosa Junior College and studied enology at Edmeades Vineyards. He is a Vietnam War Veteran where he served in the United States Marine Corps as an IBM systems programmer. Mr. Merriman graduated from Computer Science School, Quantico, Virginia.
With 40 combined years of corporate management, systems consulting, and oversight experience in the positions discussed above, Mr. Merriman brings to our Board a deep understanding of our culture, compensation policies and governance and provides valuable leadership and insight in such areas.
Edgar A. Terry
Mr. Terry has served as a director of the Company since October 2017. Since 1982 Mr. Terry has worked for his family company, Terry Farms, Inc., which produces various vegetable and strawberry crops in Ventura County, California; he currently serves as its President and Chief Financial Officer (1990 – Present). Additionally, he serves as President of Willal, Inc. (1990 – Present) and as Vice President of Rancho Adobe, Inc. (1990 – Present). Mr. Terry also teaches corporate finance at California Lutheran University (1987 – Present). In the past, Mr. Terry served as President of the Ventura County Farm Bureau (2001 – 2003) and as Chief Financial Officer of the District 63 Umpire Association (2006 – 2013). Mr. Terry currently serves as a director (and on various committees) on a number of companies and other entities, including Terry Farms Inc.; Farm Credit System Audit Committee; CoBank Enterprise Risk Committee; Willal, Inc.; Amigos Fureza, Inc., Moonridge Management, Inc., Rancho Adobe, Inc.; Ventura County Irrigated Lands Group; and Ventura County Fair Foundation and the Center for Economic Forecasting Advisory Board at California Lutheran University. Mr. Terry is a graduate of California Lutheran University where he earned a Bachelor of Science degree and a Master of Business Administration degree.
Mr. Terry’s extensive experience in, and knowledge of agribusiness, finance, and the Ventura County community provides the Board with important knowledge and perspective regarding the responsible use of the Company’s land and water resources, technical and financial expertise, and community relations.
Directors Not Up for Re-Election
The following paragraphs describe the business experience and education of our Class II and III directors (not standing for re-election).
Elizabeth Blanchard Chess
Ms. Chess has served as a director of the Company since November 2016. She has been actively involved with the Santa Paula and Ventura County agricultural communities and various Ventura and Santa Barbara County civic and non-profit organizations for which she has received many awards and honors. Ms. Chess currently sits on the board of the Museum of Ventura County and on the board of the Ventura Music Festival of which she is past president. She served as the Executive Director of the New West Symphony from 1987 to 2002, for which she handled management, fundraising, and community relations. She was Interim Executive Director for the city of Ventura’s Rubicon Theatre from 2003 to 2004 and as Development Director for the Museum of Ventura County from 2016 to 2018. Concurrently, Ms. Chess has had a long career as an agricultural journalist, writing for such publications and industry organizations as The Packer and California Avocado Society. From 1988 to 2013 she edited and published Central Coast Farm & Ranch, a quarterly magazine on Central Coast farming activities. Ms. Chess has a Bachelor of Arts and Master of Arts degrees in history and European history, respectively from the University of Southern California.
Ms. Chess’s extensive experience in, and knowledge of the Santa Paula and Ventura County communities provides the Board with an important perspective in the areas of community relations and responsible use of the Company’s land resources.

Amy Fukutomi
Ms. Fukutomi was appointed as director of the Company in October 2020. Ms. Fukutomi currently serves as the Director of Compliance and Business Development for Limoneira. In 2013, Ms. Fukutomi was named Principal Partner of Oxnard Lemon Company, a Sunkist-affiliated packinghouse. She was a Sunkist Director and Director of the Ventura County Agricultural Association. Under her leadership, Oxnard Lemon Company prospered and was ultimately acquired by Limoneira. Prior to that, Ms. Fukutomi held progressively responsible managerial positions at Amgen Inc., one of the world’s leading biotech companies, finishing her career in Worldwide Compliance and Business Ethics where she authored and implemented key policies involving dealing with the government, the Foreign Corrupt Practices Act, and insider trading. Ms. Fukutomi graduated from the University of Southern California where she earned a Bachelor of Science in Business Administration with an emphasis in real estate finance. She served as a director and president of the Ventura County Sheriff’s Foundation and several USC Athletic Department related organizations. Ms. Fukutomi currently serves as a director of the Boys and Girls Club of Camarillo and the Santa Clara Valley Boys and Girls Club.
Ms. Fukutomi’s significant experience in corporate governance and compliance and having owned a lemon packinghouse provides the Board with diversity, deep industry knowledge, leadership experience and a focus on compliance and effective governance.
Gordon E. Kimball
Mr. Kimball has served as a director of the Company since 1995. Mr. Kimball has been president of Kimball Engineering, Inc., which provides car design and production services, since 1994. He is also managing partner of Kimball Ranches, a 110-acre avocado ranch near Santa Paula, California. Prior to that, Mr. Kimball designed Formula One race cars in England and Italy for McLaren International, Ferrari and Benetton Racing from 1984 to 1992. Prior to that, he designed Indianapolis race cars for Parnelli Jones, Chaparral and Patrick racing teams from 1976 to 1983. Mr. Kimball currently serves as a board member and president of the Fillmore Basin Pumpers Association. Mr. Kimball graduated from Stanford University where he earned his Bachelor of Science and Master of Science degrees in mechanical engineering.
Mr. Kimball’s experience as an entrepreneur and producer of avocados provides our Board with focused and insightful operational experience and leadership.
Jesus “Chuy” Loza
Mr. Loza was appointed as director of the Company in October 2020. Mr. Loza began his career working for a variety of produce companies where he built operations in Latin America and grew sales in the U.S., Europe, Asia and Canada. As mangos gained popularity in the U.S., Mr. Loza started several companies to accelerate the growth of this important fruit. Mr. Loza has worked at Freska Produce since 2004 when he co-founded the company. Under his leadership, Freska Produce became one of the country’s largest providers of fresh and dry mangos. The company also provides avocados as well as refrigeration services to strawberry growers. Freska has strategically located distribution centers and continues to grow international sales of fresh and dry mangos, avocados, and other compatible products. Mr. Loza graduated from California Lutheran University.
Mr. Loza’s experience in agricultural marketing and grower relations provides the Board with an abundance of first-hand experience in such areas a domestic and international sales and distribution programs, and strategic marketing. His experience is in all facets of the business from selling, being a grower liaison and involvement in all administrative functions of a produce marketing and packing company.
Donald R. Rudkin
Mr. Rudkin has served as a director of the Company since October 2014. Since 2015, Mr. Rudkin has served on the board of directors and on the compensation committee chairman of Vicro MFG Corporation, a furniture manufacturer. Mr. Rudkin previously was a full time faculty member in the Masters of Business Administration and Masters in Applied Finance programs at Pepperdine University where he taught Financial Accounting, Managerial Accounting, Auditing and Financial Statement Analysis for nine years until 2020.

Mr. Rudkin was a partner and had a long career at Deloitte & Touche LLP, an accounting and financial services firm, most recently serving as a Regional Compliance Officer from 2005 to 2012, consulting on independence, ethics and CPA licensing matters. Mr. Rudkin attended California State University Northridge where he obtained a Bachelor of Science in accounting. Mr. Rudkin also obtained a master’s in business administration from California State University Long Beach.
Mr. Rudkin’s long career in public accounting as well as his academic background and experience add technical and financial expertise to our Board. His compliance, independence and ethics background provides our Board with valuable knowledge in corporate governance.
Robert M. Sawyer
Mr. Sawyer has served as a director of the Company since 1990. Mr. Sawyer retired from the practice of law in 2016, having served as Of Counsel with Remy Moose Manley LLP and Best Best & Krieger in Sacramento, California, and as a partner with Norman Dowler LLP in Ventura, California. His career focused on water law, real estate, land use and the California Environmental Quality Act. He is a former General Counsel for the Casitas Municipal Water District and Special Counsel for the Friant Water Users Authority. Mr. Sawyer was corporate secretary for The Samuel Edwards Associates from 1977 to 1981, a director of The Samuel Edwards Associates from 1981 to 1985, and a director of the Santa Paula Citrus Fruit Association. He is also a trustee of the Limoneira Foundation and a director of Farmers Irrigation Company. Mr. Sawyer graduated from the University of California at Santa Cruz where he earned a Bachelor of Arts degree in music in 1972, and from Northwestern School of Law of Lewis & Clark College where he earned his Juris Doctor degree in 1975.
Mr. Sawyer’s extensive knowledge of California real estate, land use, environmental and water laws and regulations provides our Board with an important perspective in these areas and makes him particularly well-suited to serve as a director.
Scott S. Slater
Mr. Slater has served as a director of the Company since 2012. Since 1984, Mr. Slater has been a shareholder with the law firm of Brownstein Hyatt Farber Schreck and has 36 years’ experience representing clients in complex water matters, primarily in the Western United States. He serves as a member of the firm’s Executive Committee. He provides transactional counseling and drafted proposed legislation and represented clients in water litigation across California and was the lead negotiator of the largest water conservation-based transfer in United States history. He is the author of California Water Law and Policy, the leading water law treatise in California and he has also taught water law in the United States, Australia and China. In 2021, he will embark on a new assignment to develop groundwater sustainability plans for the nation of Tunisia. He was selected by the California Daily Journal as one of the best 100 lawyers in California. Since 2013, he has served as the chief executive officer and on the board of directors of Cadiz, Inc., a publicly traded company that has acquired and is holistically managing and developing indigenous water resources in desert regions in Southern California including the sustainable cultivation of hemp and citrus.
With his significant experience in the water field, Mr. Slater brings vast knowledge to the Board and the Company to assist them in, among other things, continued stewardship and management of the Company’s water assets.
Required Vote for Election of Directors
The election of directors is by plurality vote of holders present, in person or by proxy, at the Annual Meeting and entitled to vote thereon, with the three nominees receiving the highest vote totals to be elected as directors.
Recommendation of the Board
The Board recommends that you vote FOR ALL of the nominees, Messrs. Harold S. Edwards, John W.H. Merriman and Edgar A. Terry, to be elected to our Board as Class I directors for a term ending at our 2024 Annual Meeting of Stockholders.

DIRECTOR COMPENSATION
For fiscal year 2020, our non-management director compensation program included a combination of cash and equity-based compensation to attract and retain non-management directors and to compensate such directors for their service on the Board. Each non-management director received an annual retainer of $83,200. The Chairperson of the Board received an additional $57,200. Each audit and finance committee member received a $7,800 annual retainer and the chairperson of the audit and finance committee received an additional $7,800. Each compensation committee member received a $6,760 annual retainer and the chairperson of the compensation committee received an additional $6,760. Each nominating and corporate governance committee member received a $5,200 annual retainer and the chairperson of the nominating and governance committee received an additional $5,200. Members of the farming advisory and water advisory committees received a $1,352 annual retainer and the chairpersons of those committees received an additional $1,352. Members of the philanthropy advisory committee received a $5,200 annual retainer and the chairperson received an additional $5,200. In January 2021, the Board evaluated its advisory committees and retired the farming advisory committee and the water advisory committee, and appointed the risk management committee, the marketing committee, and the philanthropy committee. Directors (including the Chairperson of the Board) are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or committees. The Company also reimburses directors for all reasonable and authorized business expenses related to service to the Company in accordance with the policies of the Company as in effect from time to time.
Non-management directors, including the Chairperson of the Board, may elect to receive up to 100% of their total annual compensation in the form of equity; however, no non-management director may elect to receive more than 60% of his or her total annual compensation in the form of cash. The compensation is paid in January of each year. The non-management directors receive the number of shares of stock that can be purchased with that portion of their total annual compensation that they elected to receive in the form of equity, at the market price of our common stock on the date of grant.
The following table provides compensation paid or accrued by us to our non-management directors in fiscal year 2020:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total Compensation
Elizabeth Blanchard Chess	$60,091	$40,061	$100,152
Gordon E. Kimball	$84,240	$56,160	$140,400
John W. H. Merriman	$61,152	$40,768	$101,920
Donald R. Rudkin	$66,456	$44,304	$110,760
Robert M. Sawyer	$60,861	$49,795	$110,656
Scott S. Slater	$0	$85,904	$85,904
Edgar A. Terry	$61,090	$40,726	$101,816

(1)
The value of stock awards is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation.

It is the Company’s policy to review Board compensation every two years with an independent consulting group. Based on a determination there would be no raises or bonuses for fiscal year end 2020, the Company decided not to conduct a compensation review. The next review will be conducted during fiscal year end 2021.

CORPORATE GOVERNANCE
Code of Ethics
Our Board has adopted a code of ethics that sets forth our commitment to ethical business practices. Our code of ethics applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. Our code of ethics is available on our website at www.limoneira.com and in print from us without charge upon request by writing to Investor Relations at Limoneira Company, 1141 Cummings Road, Santa Paula, California 93060. We intend to disclose any changes to our code of ethics or waivers thereto that apply to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions by posting such information on our website or by filing with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K, in each case, if such disclosure is required by rules of the SEC or the NASDAQ Rules.
Board Leadership Structure and Role of Risk Oversight
Generally
The leadership structure of the Board is centered on the concept of an appropriate balance between management and the Board. The Board believes that it is in the best interests of the Company for the Board to make a determination regarding whether or not to separate the roles of Chairperson and Chief Executive Officer based upon the circumstances. The Board believes that presently it is in the best interests of the Company that the positions of Chairperson and Chief Executive Officer are separate. The Board believes that this separation is presently appropriate as it allows the Chief Executive Officer to focus primarily on leading the day-to-day operations of the Company while the Chairperson can focus on leading the Board in its consideration of strategic issues and monitoring corporate governance, community relations and stockholder issues. To encourage open discussion and communication among the directors, executive sessions of non-management directors are held as necessary.
Our Board has three key committees: the audit and finance committee, chaired by Donald R. Rudkin; the compensation committee, chaired by John W. H. Merriman; and the nominating and corporate governance committee, chaired by Robert M. Sawyer. Each of these committees plays an important role in the governance and leadership of the Board and each key committee is chaired by an independent director. In January 2021, the Board evaluated its advisory committees and retired the farming advisory committee and the water advisory committee, and appointed the risk management committee, chaired by Edgar A. Terry, the marketing committee, chaired by Jesus “Chuy” Loza and the philanthropy committee, chaired by Elizabeth B. Chess. For additional information regarding these committees, please see “BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND COMMITTEES — Board Meetings and Committees” and for biographies of the chairmen of each of the committees, please see “PROPOSAL 1: ELECTION OF DIRECTORS.”
Risk Oversight
The Board has delegated certain duties with respect to risk oversight for the Company to the audit and finance committee. One of the audit and finance committee’s purposes under its charter is to evaluate enterprise risk issues. In furtherance of such purpose, the audit and finance committee charter specifically requires the committee to discuss with management, the internal auditor or internal audit service provider, as the case may be, and the independent auditor the Company’s major risk exposures (whether financial, operational or both) and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The audit and finance committee reports to the Board with respect to its assessments. In addition, the Company formed a risk management committee in January 2021 with the purpose of assisting the Board in fulfilling its risk management oversight responsibility regarding the identification, evaluation, and mitigation of operational, strategic, and external environment risks. The risk management committee charter requires the committee to review and recommend approval to the Board risk management policies and associated frameworks, processes and practices. The risk management committee coordinates with the audit and finance committee in instances where they is any overlap with audit activities. The risk management committee makes regular reports to the Board.

Environmental, Social and Governance Matters
Limoneira is an agricultural and community development company that, based upon its rich heritage and traditions, seeks not only to maximize value for its customers and stockholders, but also to enhance its legacy by employing sustainable practices in all aspects of operations including stewardship of both its natural and human resources. The Company recognizes the increased emphasis by stockholders, business partners and other key constituents in recent years on ESG programs that are embedded into day-to-day business policies and practices. The Company is proud of its commitment to doing the right thing for communities, the environment and its employees. The Company’s current programs and practices are comprehensively in our publicly released Sustainability Highlights Report. The Sustainability Highlights Report is available on our website, www.limoneira.com, under the heading “Sustainability.”
Governance
Corporate responsibility is an important priority for the Company and its Board. We have a long history of strong commitment to being an ethical and responsible company acting with integrity and respect for each other, our communities and the environment. The Board tasked the nominating and corporate governance committee with the responsibility for overseeing our environmental, social responsibility and sustainability programs and practices, including the consideration of potential long- and short-term trends and impacts that environmental and social responsibility and sustainability issues may have related to our business.
Environmental
Sustainability has been a mindset at Limoneira that was instilled by the Company’s founders over 127 years ago and is the basis of our corporate culture at Limoneira. Not only does Limoneira’s sustainable agriculture address many environmental and social concerns, it offers innovative and economically viable opportunities for Limoneira and other producers, employees, consumers, and policy makers in the entire global food system.
Food Safety
From 2010 to 2019, we achieved and maintained GLOBALG.A.P. certification by successfully demonstrating our adherence to specific Good Agricultural Practices (“GAP”) and other farming standards. Beginning in fiscal 2020, Limoneira has received the highest rating (Superior) from Primus Labs, the first certification body of the Global Food Safety Initiative (GFSI). PrimusGFS is focused on the food safety of the agricultural sector products and establishes a series of GAP and other requirements for managing the production, handling, processing and storing operations. We believe that our certification differentiates us from our competitors and serves as reassurance to consumers and retailers that food reaches acceptable levels of safety and quality, and has been produced sustainably, respecting the health, safety and welfare of workers and the environment, and in consideration of animal welfare issues. Limoneira adheres to all food safety regulations and follows Good Manufacturing Practices (GMPs) as established in the Code of Federal Regulations (21 CFR 1 10), which have led to the Company’s food safety rating being one of the highest in the industry.
Solar Energy
Limoneira has seven solar installations across the Company that produce a total of approximately seven million kilowatts annually and enable us to be approximately 50% off the grid. We also have a 400kWh Tesla scalable energy storage system that reduces energy costs, improves reliability for demand charges and shifts energy use from peak to off peak times.
Water Management
Water is one of our world’s most valuable resources, and the supply of this natural resource faces continual pressure from growing populations, economic activities, and the increasing need for agricultural food production. Limoneira takes important steps to protect this resource. Our water quality and supply is maintained through ground water monitoring, rigorous lab testing, filtration systems, and a network of micro sprinklers. Limoneira constructed a natural wastewater treatment system using patented technology that is a low carbon footprint project with a series of gravity-fed ponds that circulate and clean 30 million gallons of water annually utilizing natural vegetation, local plants and fine gravels. Ultraviolet Rays (UV) remove any bacteria in the water to achieve California Title 22 drinking water standards.
Organic Recycling
With the help of one of our tenants, Agromin, Inc., a processor of premium soil products and a green waste recycler, we developed and implemented an innovative organic recycling facility on our land in Ventura County. This 10 acre facility receives green materials (lawn clipping, leaves, bark and other plant materials) that would typically go to landfills and converts such material into mulch that we spread throughout our agricultural properties to help curb erosion, improve water efficiency, reduce weeds and moderate soil temperatures.
Biological Pest Management
Limoneira was one of the founders of the Integrated Pest Management program in Ventura County. We have been working with Associates Insectary since 1928 to minimize the use of pesticides by releasing beneficial insects into orchards to control destructive agricultural pests.
Social and Human Capital Resources
Limoneira is committed to protecting the human rights, safety and dignity of the people who contribute to the success of our business. We also seek to support the welfare of the people who produce, process and harvest the products we sell. At October 31, 2020, we had 299 employees, of which 104 were salaried and 195 were hourly. None of our employees is subject to a collective bargaining agreement. We believe that our relations with our employees are good.
Health and Safety
Limoneira’s overall culture emphasizes the health and safety of our employees and the customers we serve. Our recent Take a Healthy Stand™ campaign showcases the many ways that lemons can play a role in helping to alleviate serious health issues and our free Nature’s Pharmacy™ app links items found in the produce section of local grocery stores to related health benefits. Our website offers tips, tricks, recipes and other ways to incorporate citrus into everyday life.
Limoneira has an Illness and Injury Prevention Plan (IIPP) and a Safety Guide and conforms to and follows all regulations and guidelines set forth by OSHA in all facilities and operations. Where a state’s guidelines, such as Cal OSHA, are different from the OSHA standard, Limoneira adheres to the most extensive guideline. We have excellent results from our safety programs compared to similar companies within our industry. In response to the COVID-19 pandemic, we implemented, and continue to improve, appropriate safety measures in all of our facilities and locations. The Company offers comprehensive health insurance coverage to all employees and has a supplemental wellness program.
Employee Engagement
Limoneira has always operated on the principle that all businesses are only as successful as their employees — and content employees are motivated employees. We have a well-trained and retentive labor force with many employees remaining with us for more than 30 years. We offer competitive pay and best-in-class benefits, including a 401k plan with both profit sharing and safe harbor matching contributions. With approximately 87% of our workforce being Hispanic or Latino, to avoid language barriers, we provide bilingual company communications and educational programs such as English as a Second Language. Our new initiative Every Box Counts emphasizes our employees’ pride in delivering quality produce from farm to table.
Workforce Housing
We own and maintain approximately 256 residential housing units located in Ventura and Tulare Counties in California that we lease to employees, former employees and non-employees. Our residential units provide affordable housing to many of our employees, including our agribusiness employees. Employees live close to their work, which reduces traffic and commuting times. This unique employment benefit helps us maintain a dependable, long-term employee base.
Community Development and Philanthropy
We have deep roots in our community and each year we collaborate with and devote resources to many worthwhile entities that make our region a special place to live and work. We fund children’s agricultural education, college scholarships, health and human services, industry, community, cultural events and projects that make our communities more vibrant and sustainable. Limoneira also founded a federal credit union onsite to provide agricultural employees an opportunity to accumulate savings and create a source of credit. Management and employees volunteer time and resources for various industry, community and non-profit organizations by serving on their boards and committees and staffing events. Our Harvest at Limoneira master-planned community continues our long history of building, integrating and sustaining community to promote economic, social and cultural vitality in our community.
Business Practices
Limoneira supports the efforts of the Produce Marketing Association and the United Fresh Produce Association to create an industry-wide framework on the responsible production and procurement of fresh fruit, vegetables and flowers. The Ethical Charter on Responsible Labor Practices captures this mission and we adhere to the charter’s guiding principles regarding opposing discrimination in any form. We live by our Supplier Code of Conduct in how we approach our business. This Code of Conduct is global in its scope, and applies to all suppliers and their facilities, as well as our manufacturing facilities. In order to align with international standards, the Code of Ethics is derived from the policies, standards, and conventions of the United Nations (UN) and the International Labor Organization (ILO), as well as other leading independent standards such as the Responsible Business Alliance (RBA) and Worldwide Responsible Accredited Production (WRAP). Limoneira’s Board and management expect the Company’s vendors, suppliers and their products and services to adhere to similar environmental standards.
Certain Relationships and Related Transactions and Director Independence
Policy for Approval of Related Party Transactions
In accordance with the terms of our audit and finance committee charter, any transaction required to be disclosed pursuant to SEC regulations (including Item 404 of Regulation S-K) and PCAOB standards, which we refer to as related party transactions, must be identified, reviewed and approved by our audit and finance committee, which is comprised entirely of independent directors. Details of such related party transactions will be discussed with the Company’s independent accountants and publicly disclosed as required by applicable law.
Contractual Arrangements with Related Parties
Calavo Growers, Inc. Office Lease.   Since 2007, we have leased office space to Calavo Growers, Inc., which we refer to as Calavo, and have received annual rental income from Calavo in the amount of approximately $0.3 million for fiscal year 2020. Calavo is the beneficial owner of approximately 9.3% of our issued and outstanding common stock as of February 1, 2021.
Calavo Growers, Inc. Marketing Agreement.   We also market our avocados through Calavo pursuant to a marketing agreement. For fiscal year 2020, Calavo paid us approximately $8.8 million with respect to avocados we marketed through Calavo.
Calavo Growers, Inc.   During the fiscal year ended October 31, 2020, the Company also purchased harvest and distribution center services aggregating approximately $1.2 million from Calavo.
Cadiz / Fenner / WAM Property Lease.   Scott S. Slater, a member of the Company’s Board, serves as the CEO, President and a member of the board of directors of Cadiz, Inc. In 2013, the Company entered a long-term lease agreement (the “Lease”) with Cadiz Real Estate, LLC (“Cadiz”), a wholly owned subsidiary of Cadiz, Inc., and currently leases 670 acres located in eastern San Bernardino County, California. The annual base rental is equal to the sum of $200 per planted acre and 20% of gross revenues from the sale of harvested lemons (less operating expenses), not to exceed $1,200 per acre per year. In 2016, Cadiz assigned this lease to Fenner Valley Farms, LLC (“Fenner”), a subsidiary of Water Asset Management, LLC (“WAM”). An entity affiliated with WAM is the holder of 9,300 shares of Limoneira Company Series B-2 convertible preferred stock. Upon the adoption of ASC 842, the Company recorded a ROU asset and corresponding lease liability.
Freska Produce International, LLC.   Mr. Loza, a member of the Company’s Board, is the managing member and 64% owner of Freska Produce International, LLC, (“Freska”). During fiscal 2020, the Company, directly and through its joint venture Limco Del Mar, Ltd. (“Del Mar”), marketed approximately 450,000 pounds and 200,000 pounds of avocado, respectively, through Freska pursuant to a marketing agreement. For fiscal year 2020, Freska paid the Company approximately $0.5 million and paid Limco Del Mar approximately $0.2 million with respect to avocados marketed by Freska.
Sawyer Property Group LLC / Sawyer Farming Group LLC.   Robert M. Sawyer, a member of the Company’s Board, is the managing member of both the Sawyer Property Group LLC (the “Sawyer Property Group”), and the Sawyer Farming Group LLC (the “Sawyer Farming Group”). Mr. Sawyer and his wife are 33% owners of the Sawyer Property Group and 25% owners of the Sawyer Farming Group. The Company rents orchards from both entities. While the Company pays rent to the Sawyer Property Group and the Sawyer Farming Group, the combined payments to both entities are less than $120,000 per year.
Scott S. Slater Legal Services.   Mr. Slater, a director of the Company, is a shareholder at Brownstein Hyatt Farber Schreck, a law firm that provided $165,345 of legal services to the Company during the fiscal year ended October 31, 2020.
Mutual Water Companies.   The Company has representation on the boards of directors of the mutual water companies in which the Company has investments. The Company recorded capital contributions, purchased water and water delivery services and had water payments due to the mutual water companies. The Company’s investments in various not-for-profit mutual water companies provide the Company with the right to receive a proportionate share of water from each of the not-for-profit mutual water companies that have been invested in and do not constitute voting shares and/or rights. Amounts included in other assets in the consolidated balance sheets as of October 31, 2020 was approximately $5.6 million.
Colorado River Growers, Inc. (“CRG”).   The Company has representation on the board of directors of CRG, a non-profit cooperative association of fruit growers engaged in the agricultural harvesting business in Yuma County, Arizona. The Company paid harvest expenses of approximately $6.6 million CRG, provided harvest management and administrative services to CRG and had a receivable due from CRG for such services.
Yuma Mesa Irrigation and Drainage District (“YMIDD”).   The Company has representation on the board of directors of YMIDD. The Company purchased water from YMIDD and had amounts payable of approximately $0.1 million to YMIDD for such purchases.
FGF Trapani (“FGF”).   On May 30, 2019, the Company acquired a 51% interest in a joint venture, Trapani Fresh, formed with FGF, a multi-generational, family owned citrus operation in Argentina. The Company advances funds to FGF for fruit purchases that are recorded as an asset until the sales occur and the remaining proceeds become due to FGF. Additionally, FGF provided farming, by-product processing, export and administrative services to Trapani Fresh for which the Company recorded $10.3 million of agribusiness revenues and $13.5 million of agribusiness expenses in fiscal year 2020.
Director Independence
The Company’s common stock is currently listed on the NASDAQ Global Market under the ticker symbol “LMNR.” The NASDAQ Rules require that a majority of the Board be independent. The Board annually reviews the materiality of any relationship that each of our directors has with the Company, either directly or indirectly, including the contractual relationships set forth above. Based on this review, the Board has determined that the following directors are or were “independent directors” within the meaning of Section 5605(a)(2) of the NASDAQ Rules during their service on the Board: Elizabeth Blanchard Chess, Gordon E. Kimball, Jesus “Chuy” Loza, John W. H. Merriman, Donald R. Rudkin, Robert M. Sawyer, Scott

S. Slater and Edgar A. Terry. Each director who is a member of the compensation committee, nominating and corporate governance committee and audit and finance committee is an independent director.
Stock Pledging and Hedging Policies
The Company has adopted the Limoneira Company (Including Subsidiaries) Policy Regarding Insider Trading, Tipping and Other Wrongful Disclosures and Guidelines with Respect to Certain Transactions in Securities of Limoneira Company (the “Insider Trading Policy”). Among other things, the Insider Trading Policy prohibits all members of the Board, all executive officers of the Company, and other specifically designated employees of the Company (collectively, “Pre-Clearance Persons”) from engaging in certain short-term or speculative transactions in securities issued by the Company (“Covered Securities”).
Specifically, Pre-Clearance Persons are generally prohibited from engaging in: hedging transactions with respect to Covered Securities; short sales of Covered Securities; short-term trading of Covered Securities (subject to certain exceptions); and transactions in put options or call options (or any derivative security that has similar characteristics to those options) on an exchange or in any other organized market. Unless advance approval is obtained from the compliance officer, these restrictions regarding short-term or speculative transactions also apply to each Pre-Clearance Person’s immediate family members (including his or her spouse), other persons living in such Pre-Clearance Person’s household, and entities over which such Pre-Clearance Person exercises control. While employees who are not Pre-Clearance Persons are not generally prohibited from engaging in the above transactions, the Company strongly discourages all of the Company’s employees (including part-time and temporary employees), officers, directors, consultants, and contractors from engaging in such transactions. In addition, Pre-Clearance Persons are required to obtain prior written approval from the compliance officer before holding Covered Securities in a margin account or pledging Covered Securities as collateral for a loan.
Stockholder Communications with the Board
The Company has established a process for stockholders to send communications to the Board at Corporate Secretary, Limoneira, 1141 Cummings Road, Santa Paula, CA 93060. Stockholders may send communications to the Board as a group via the Investor Relations section of our website, www.limoneira.com, under the headings “Investor — Corporate Governance — Contact the Board.” Communications are distributed to the Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication. Material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request. This information also appears in the Investor Relations section of our website, www.limoneira.com, under the headings “Investor — Corporate Governance — Contact the Board.”
Executive Sessions of the Board and Committees
Our non-management directors meet without management directors as necessary or when deemed appropriate. When held, these meetings are presided over by our Chairperson, Mr. Gordon E. Kimball. Executive sessions for committees are presided over by each committee chair.
Nominations of Directors and Diversity
Nominations of Directors
As provided in its charter, available on our website at www.limoneira.com, the nominating and corporate governance committee will assist the Board by evaluating director nominees for election or re-election. In addition, the committee may review candidates for the Board recommended by executive search firms, the Company’s management and other members of the Board who are not members of the committee, as well as candidates recommended by stockholders, in accordance with the following criteria and as discussed in “Stockholder Nominations of Directors” below.
The nominating and corporate governance committee, in evaluating director nominees, regardless of whether the Board, management or a stockholder nominated such nominee, may consider some or all the following factors:

•
the candidate’s judgment, skill and experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight;

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the interplay of the candidate’s experience with the experience of other directors;

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the extent to which the candidate would be a valuable addition to the Board and any committees thereof;

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whether or not the person has any relationships that might impair his or her independence, including any business, financial or family relationships with the Company’s management; and

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the candidate’s ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industries in which the Company operates.

In evaluating candidates for election as directors, the nominating and corporate governance committee will also take into consideration the need for the Board to have a majority of directors that are independent under the requirements of the NASDAQ Rules and other applicable laws.
In addition, the nominating and corporate governance committee will consider in its evaluation of candidates for election as directors the following criteria and qualifications:
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Leadership Experience.   Such person should possess significant leadership experience, such as experience in business, finance/accounting, law, education or government, and shall possess qualities reflecting a proven record of accomplishment and ability to work with others.

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Commitment to the Company’s Values.   Such person shall be committed to promoting our financial success and preserving and enhancing our reputation and shall be in agreement with our values as embodied in our code of ethics.

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Absence of Conflicting Commitments.   Such person should not have commitments that would conflict with the time commitments of a director of the Company.

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Complementary Attributes.   Such person shall have skills and talents that would be a valuable addition to the Board and any committees thereof and that shall complement the skills and talents of our existing directors.

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Reputation and Integrity.   Such person shall be of high repute and integrity.

The Board, as assisted by the nominating and corporate governance committee, seeks and recommends candidates for election or re-election with differences of viewpoint, professional experience, education, skill and other individual qualities. The nominating and corporate governance committee charter provides that the committee endeavor to solicit as director candidates individuals possessing skills and talents that would complement the skills and talents of the Company’s existing directors. In addition, before recommending that the Board nominate each new director candidate or re-nominate each incumbent director, the nominating and corporate governance committee assesses each individual’s contributions, including the value of his or her experience as a director of the Company and the availability of new director candidates who may offer unique contributions and the Company’s changing needs.
In identifying potential director candidates to research and interview, and ultimately recommend to the Board for nomination to the stockholder or appointment by the Board, as applicable, pursuant to the company’s Bylaws, the nominating and corporate governance committee may receive and consider proposals submitted by sources including, but are not limited to: (a) individuals who on their own behalf contact the Company or the nominating and corporate governance committee; (b) individuals suggested to the nominating and corporate governance committee by management, directors, stockholders, investors and others; (c) individuals suggested to the Company or the nominating and corporate governance committee by professional placement services initiating communication for that purpose; and (d) individuals who respond to general inquiries initiated by the Company or the nominating and corporate governance committee.
Diversity
Although the Board does not have a formal policy regarding diversity, the nominating and corporate governance committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board. Nominees are not discriminated against based on race, color, religion, sex, ancestry, national origin, sexual orientation, disability or any other basis prescribed by law. The nominating and corporate governance committee will assess the effectiveness of this approach as part of its review of the Board’s composition as well as in the course of the Board’s and nominating and corporate governance committee’s self-evaluation.
Stockholder Nominations of Directors
To make a director nomination, a stockholder must give written notice to our Secretary at our principal executive office at 1141 Cummings Road, Santa Paula, California 93060. In order for a notice to be timely, it must be delivered to our Secretary at the principal executive office not earlier than the November 15 immediately preceding such annual meeting nor later than the close of business on the 90th day immediately preceding the scheduled date of such annual meeting.
When directors are to be elected at a special meeting, such notice must be given not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which a public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.
In addition to any other requirements, for a stockholder properly to bring a nomination for director before either an annual or special meeting, the stockholder must be entitled to vote at the meeting.
The stockholder submitting the recommendation must submit:
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the stockholder’s name and address as they appear on the share register of the Company; and

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the class, series and number of shares of stock which are owned beneficially and of record by such stockholder.

In addition, any such notice from a stockholder recommending a director nominee must include the following information:
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the candidate’s name, age, business address and residence address;

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the candidate’s principal occupation or employment;

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the number of shares of stock that are beneficially owned by the candidate;

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a written consent from the candidate to being named in the proxy statement as a nominee and to serving as director, if elected; and

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any other information relating to such candidate that would be required to be disclosed in solicitations of proxies for election of directors under the federal securities laws, including Regulation 14A of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act.

We may require any proposed nominee to furnish any additional information that we reasonably require to enable our nominating and corporate governance committee to determine the eligibility of the proposed nominee to serve as a director. Candidates are evaluated based on the standards, guidelines and criteria discussed above as well as other factors contained in the nominating and corporate governance committee’s charter, other Company policies and guidelines and the current needs of the Board. The presiding officer at the Annual Meeting, in his or her sole discretion, has the power and duty to determine whether a nomination proposed to be brought before the meeting was made in accordance with the procedures set forth in the Bylaws.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND COMMITTEES
Certain Information Regarding the Directors and Executive Officers
The name and age of each director, nominee and executive officer and the positions held by each of them as of the date of this proxy statement are as follows:
Name	Age	Class	Position
Elizabeth Blanchard Chess	72	Class III	Director
Harold S. Edwards	55	Class I	Director, President and Chief Executive Officer
Amy Fukutomi	54	Class II	Director, Director of Compliance & Business Development
Gordon E. Kimball	68	Class II	Chairperson, Director
Jesus “Chuy” Loza	51	Class II	Director
John W. H. Merriman	68	Class I	Director
Mark Palamountain	45	—	Chief Financial Officer, Treasurer and Corporate Secretary
Donald R. Rudkin	77	Class III	Director
Robert M. Sawyer	71	Class III	Director
Scott S. Slater	63	Class II	Director
Alex M. Teague	57	—	Senior Vice President & Chief Operating Officer
Edgar A. Terry	61	Class I	Director
Executive Officers who are not Directors
Mark Palamountain
Mr. Palamountain was appointed as Chief Financial officer, Treasurer and Corporate Secretary effective as of January 8, 2018. He served as the Company’s Senior Director of Agricultural Operations since 2014. From 2012 to 2014, Mr. Palamountain served as Director of Business Development and Business Integration at the Company. Prior to joining the Company, Mr. Palamountain was the CEO and founder of Perpetual Power LLC, a leading solar integration company specializing in finance and product technology. From 2003 to 2008, he served as Managing Director, Head of NASDAQ Trading for Broadpoint Securities where he was responsible for all trading desk management functions for a team of 25 traders. Between 2001 and 2003, Mr. Palamountain was a Principal at Thomas Weisel Partners and from 1997 to 2001, he was a trader at JPMorgan Chase. Mr. Palamountain is a graduate of University of Colorado at Boulder, where he earned a Bachelor of Science degree in Finance.
Alex M. Teague
Mr. Teague has served as Senior Vice President of the Company since 2005. Mr. Teague joined the Company in 2004 and served the Company as Vice President of Agribusiness until his promotion to Senior Vice President in 2005. Mr. Teague is currently a member of the board of directors of Canyon Irrigation Company, Salinas Land Company and California Orchard Company, California Arizona Lemon Growers Association as well as the Coalition of Labor Agriculture and Business. Mr. Teague is a graduate of University of Pacific, where he earned a Bachelor of Science degree in Administration.
Board Meetings and Committees
The Board met 11 times in total in fiscal year 2020. All incumbent directors attended 100% of Board meetings and at least 90% of committee meetings on which they served in fiscal year 2020. It is our policy that all members of the Board should endeavor to attend annual meetings of stockholders, and all of our directors attended our 2020 Annual Meeting of Stockholders.

The Bylaws give the Board the authority to delegate its powers to committees appointed by the Board. We currently have a standing audit and finance committee, compensation committee and nominating and corporate governance committee. All the members of our audit and finance committee, compensation committee and nominating and corporate governance committee are comprised solely of independent directors. Our committees are required to conduct meetings and take action in accordance with the directions of the Board, the provisions of the Bylaws and the terms of the respective committee charters. Each of the audit and finance committee, compensation committee and nominating and corporate governance committee may not delegate any of its authority to subcommittees unless otherwise authorized by the Board. The Board also has an executive committee. In January 2021, the Board evaluated its advisory committees and retired the farming advisory committee and the water advisory committee, and appointed the risk management committee, the marketing committee, and the philanthropy committee. Copies of the charters for each of the audit and finance committee, compensation committee and nominating and corporate governance committee are available on our website at www.limoneira.com, and in print from us without charge upon request by writing to our principal executive offices at Investor Relations at Limoneira Company, 1141 Cummings Road, Santa Paula, California 93060. The information on our website is not, and shall not be deemed to be, incorporated by reference into this proxy statement or incorporated into any other filings that the Company makes with the SEC.
Audit and Finance Committee.   The audit and finance committee is comprised entirely of independent directors who meet the independence requirements of the NASDAQ Rules and Rule 10A-3 of the Exchange Act, and includes at least one “audit committee financial expert,” as required by applicable SEC regulations. The audit and finance committee is also established in accordance with section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The audit and finance committee is responsible for, among other things, retaining and overseeing our independent auditors; assisting the Board in its oversight of the integrity of our financial statements, the qualifications, independence and performance of our independent auditors and our compliance with legal and regulatory requirements; reviewing and approving the plan and scope of the internal and external audit; pre-approving any audit and non-audit services provided by our independent auditors; and approving fees to be paid to our internal audit service providers. Additionally, the audit and finance committee is responsible for reviewing with the Chief Executive Officer and Chief Financial Officer and independent auditors the adequacy and effectiveness of our internal controls, preparing the audit and finance committee report to be filed with the SEC and reviewing and assessing annually the audit and finance committee’s performance and the adequacy of its charter. Messrs. Rudkin, Sawyer and Terry served on our audit and finance committee in fiscal year 2020 with Mr. Rudkin serving as Chairperson. The Board has determined that Mr. Rudkin qualifies as an “audit committee financial expert,” as defined by the SEC. The audit and finance committee met three times during fiscal year 2020.
Compensation Committee.   The compensation committee is comprised entirely of independent directors who meet compensation committee independence requirements of the NASDAQ Rules. In accordance with the compensation committee charter, the members are “outside directors” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, and “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act. Under the compensation committee charter, the compensation committee is responsible for determining compensation policies for executive officers and independent directors. The compensation committee also oversees the Company’s cash and equity-based compensation plans and recommends terms and awards of stock compensation to the Board. Additionally, the compensation committee is responsible for reviewing organizational and staffing matters of the Company, reviewing and discussing the Compensation Discussion and Analysis disclosure with management and recommending its approval in the proxy statement, and granting the right for directors, officers and employees to receive indemnification, as applicable.
No member of the compensation committee has had any relationship with the Company requiring the disclosure under Item 404 of Regulation S-K. Messrs. Merriman, Rudkin and Terry served on our compensation committee for fiscal year 2020 with Mr. Merriman serving as Chairperson. The compensation committee met three times during fiscal year 2020.
The compensation committee is responsible for determining all aspects of compensation packages for executive officers, and for reviewing such compensation for our directors. The compensation committee has not delegated any of its authority. From time to time, the compensation committee retains, without the recommendation of management, an independent compensation consultant to provide advice and recommendations on competitive market practices and pay levels of directors, as well as market specific practices regarding incentive-based plans. In this role, the compensation consultant works with the compensation committee (and not on behalf of management) to assist the compensation committee in satisfying its responsibilities and will undertake no projects for management except at the request of the compensation committee chair and in the capacity of the compensation committee’s agent.
It is Company policy to retain an independent compensation consultant every two years to assist with redesigning the compensation structure for executive officers and non-management directors. Based on a determination there would be no raises nor bonuses for fiscal year end 2020, the Company decided not to conduct a compensation review. The next review will be conducted during fiscal year end 2021. The most recent study was completed in December 2018. The Company retained Pearl Meyer, a leading advisor to boards and senior management on compensation as an independent compensation consultant to assist with redesigning the compensation structure for executive officers and non-management directors. For additional information concerning the compensation committee’s processes and procedures for consideration and determination of executive officer compensation, see the “Compensation Discussion and Analysis” section of this proxy statement.
Nominating and Corporate Governance Committee.   The nominating and corporate governance committee is comprised entirely of independent directors who meet the independence requirements of the NASDAQ Rules. The nominating and corporate governance committee is responsible for, among other things, recommending the number of directors to comprise the Board; identifying and evaluating individuals, or incumbent directors, qualified to become or remain members of the Board; recommending to the Board director nominees for each annual meeting of stockholders; recommending to the Board the candidates for filling vacancies that may occur; and reviewing the Board’s independent director compensation process, self-evaluations and policies. The nominating and corporate governance committee oversees compliance with the code of ethics and monitors developments in the law and in corporate governance. Additionally, the nominating and corporate governance committee is responsible for overseeing the Company’s environmental and social responsibility and sustainability programs and practices
Ms. Chess and Messrs. Merriman and Sawyer served on our nominating and corporate governance committee for fiscal year 2020 with Mr. Sawyer serving as Chairperson. The nominating and corporate governance committee met four times during fiscal year 2020 and conducted several interviews with candidates for two new board positions.
Compensation Committee Interlocks and Insider Participation
Messrs. Merriman, Rudkin and Terry served on our compensation committee for fiscal year 2020. None of the members of our compensation committee is, or has been, an employee or officer of the Company. During fiscal year 2020, no member of our compensation committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. The Company’s President and Chief Executive Officer is a board member of Calavo. None of the other Company’s executive officers serves on the board of directors or compensation committee of a company that has an executive officer serving as a member of the Board or compensation committee.

COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis should be read in conjunction with the Summary Compensation Table and related tables that are presented elsewhere in this proxy statement.
Executive Summary
Compensation for our executives and key employees is designed to attract and retain people who share our vision and values and who can consistently perform in such a manner that enables the Company to achieve its strategic goals. The compensation committee believes that the total compensation package for each of the Named Executive Officers is competitive with the market, thereby allowing us to retain executive talent capable of leveraging the skills of our employees and our unique assets in order to increase stockholder value.
In 2010, we adopted the Limoneira Company 2010 Omnibus Incentive Plan, pursuant to which we may award cash-based and equity-based incentive compensation beginning in fiscal year 2011. On January 24, 2012 and March 27, 2012, the Board and our stockholders, respectively, approved the amendment and restatement of the 2010 Omnibus Incentive Plan, to ensure compliance with compensation related to Sections 162(m) and 409A of the Code (the “Amended and Restated 2010 Omnibus Incentive Plan”). On January 24, 2017 and March 28, 2017, the Board and our stockholders, respectively, approved additional amendments to the Amended and Restated 2010 Omnibus Incentive Plan to revise limits on stock options and make certain other changes. The Amended and Restated 2010 Omnibus Incentive Plan, as amended, is referred to as the “Amended and Restated Plan.” For fiscal years 2020 and 2019, there were no cash-based and equity-based awards granted pursuant to the Amended and Restated Plan. For fiscal year 2018, there were both cash-based and equity-based awards granted pursuant to the Amended and Restated 2010 Omnibus Incentive Plan.
The Company’s Named Executive Officers refer to those executive officers identified in the Summary Compensation Table below. Our Named Executive Officers for fiscal year 2020 were Harold S. Edwards, President and Chief Executive Officer; Mark Palamountain Chief Financial Officer, Treasurer and Corporate Secretary; and Alex M. Teague, Senior Vice President and Chief Operating Officer.
Our executive compensation program is designed to attract and retain individuals with the skills required to enable the Company to achieve its strategic goals. The program seeks to remain competitive with the market while also aligning the executive compensation program with stockholder interests through the following types of compensation: (i) base salaries; (ii) annual cash-based incentive bonuses; (iii) annual equity-based incentive bonuses; (iv) discretionary equity-based retention awards; and (v) other compensation consisting of retirement and other benefits.
Key Executive Compensation Objectives
The compensation policies developed by the compensation committee are based on the philosophy that compensation should reflect both the Company’s performance, financially and operationally, and the individual performance of the executive. The compensation committee’s objectives when setting compensation for our Named Executive Officers include:
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Setting compensation levels that are sufficiently competitive such that they will motivate and reward the highest quality individuals to contribute to our goals, objectives and overall financial success. This is done in part through reviewing and comparing the compensation of other companies in our industry.

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Retaining executives and encouraging their continued quality service, thereby encouraging, and maintaining continuity of the management team. Our competitive base salaries combined with cash and equity incentive bonuses, and the long-term incentives through our retirement plans and the vesting requirements of our equity-based incentive bonuses, encourage high-performing executives to remain with the Company.

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Incentivizing executives appropriately to manage risks while attempting to improve our financial results, performance, and condition. Our cash-based and equity-based incentive plans set Company-specific and individual goals for executives to ensure the executives are compensated in accordance with the Company’s performance.

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Aligning executive and stockholder interests. The compensation committee believes the use of equity compensation as a key component of executive compensation is a valuable tool for aligning the interests of our Named Executive Officers with those of our stockholders.

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Obtaining tax deductibility whenever appropriate. The compensation committee believes tax-deductibility for the Company is generally a favorable feature for an executive compensation program, from the perspectives of both the Company and the stockholders. The Amended and Restated Plan has provisions relating to tax withholding and compliance with Section 409A of the Code to ensure executives are obtaining favorable tax treatment.

Key Compensation Decisions and Developments for Fiscal Year 2020
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Base Pay.   During fiscal year 2020, our Named Executive Officers received a 4% increase to their base pay.

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Cash-Based Incentive Compensation.   In fiscal year 2020, there were no cash-based incentive compensation bonuses for fiscal year 2019 performance paid to our Named Executive Officers.

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Equity-Based Incentive Compensation.   For fiscal year 2020 performance, the maximum potential incentive payouts for all Named Executive Officers was 200% of base salary. Based on the Company’s performance in fiscal year 2020 and per the terms of the Amended and Restated Plan, no equity-based incentive bonuses will be paid to our Named Executive Officers in fiscal year 2021.

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Equity-Based Retention Award Compensation.   During fiscal year 2020, the compensation committee recommended and the Board approved awards of restricted stock for each of our Chief Executive Officer, our Chief Financial Officer, and our Chief Operating Officer in the amount of 40,000 shares, 20,000 shares and 20,000 shares, respectively. The restricted stock awards vest over three years with one-third vesting on October 31, 2020, one-third vesting on October 31, 2021, and one-third vesting on October 31, 2022.

General Objectives of the Compensation Program
The compensation program for our Named Executive Officers is designed to align management’s incentives with the interests of our stockholders and to be competitive with comparable employers. Our compensation philosophy recognizes the value of rewarding our Named Executive Officers for their past performance and motivating them to continue to excel in the future. The compensation committee has developed and maintains a compensation program that rewards superior performance of both the Company and of each individual executives and seeks to encourage actions that drive our business strategy. Our compensation strategy is to provide a competitive opportunity for senior executives taking into account their total compensation packages, which include a combination of base salary, an annual cash-based incentive bonus, an annual equity-based performance incentive bonus, a discretionary, equity-based, retention award and certain perquisites. At the Named Executive Officer level, our incentive compensation arrangements are designed to reward the achievement of year-to-year operating performance goals.
Oversight of Executive Compensation
The Role of the Compensation Committee in Setting Compensation.   Our compensation committee has the authority to determine our compensation philosophy and the compensation for our executive officers. During fiscal year 2020, the compensation committee recommended, and the Board approved the total compensation of our President and Chief Executive Officer. According to the compensation committee charter, the compensation committee has the authority to determine the compensation of our executive officers considering individual and corporate achievements. During the first quarter of each fiscal year, the compensation committee establishes performance goals for cash-based and equity-based incentive compensation for each of the Named Executive Officers and, at the end of that fiscal year, determines the level of attainment of those established goals
The Role of Executives in Setting Compensation.   Each Named Executive Officer and other senior executive management team members participate in an annual performance review with our President and Chief Executive Officer or other Named Executive Officers to provide input about his or her contributions to our success for the period being assessed.

Elements of Compensation
The material elements of the compensation program for our Named Executive Officers include: (i) base salaries; (ii) annual cash-based incentive bonuses; (iii) annual equity-based incentive bonuses; (iv) discretionary equity-based retention awards; and (v) other compensation consisting of retirement and other benefits.
Base Salaries.   We provide our Named Executive Officers with a base salary to compensate them for services rendered during the fiscal year and sustained performance. The purpose of the base salary is to reflect job responsibilities, value to the Company and competitiveness of the market. The compensation committee determines salaries for our Named Executive Officers based on the following factors: nature and responsibility of the position and, to the extent available, salary norms for comparable positions; the expertise of the individual executive; the competitiveness of the market for the executive’s services; and the recommendations of our President and Chief Executive Officer. The compensation committee believes that the base salary of each of the Named Executive Officers is, particularly considering each of their total compensation packages, competitive with the market.
Annual Cash-Based Incentive Bonuses.   Our practice is to pay annual cash-based incentive bonuses based upon the achievement of performance objectives established by the compensation committee at the beginning of each year. For fiscal year 2020, the compensation committee established net income and operating income for the year as the performance objectives. The net income performance objective was weighted at 70% and the operating income performance objective was weighted at 30%.
Each of our Named Executive Officers is eligible to receive an annual cash-based incentive bonus in an amount up to a target percentage of his or her base salary based on the achievement of the established performance objective, subject to the negative discretion of our compensation committee. The target percentage is based on a graduated scale beginning at 40% of a participant’s annual base salary and with a maximum of 200% of a participant’s annual base salary.
Any bonuses earned under the program in respect of a fiscal year are paid in a cash lump sum on or after October 31 of the performance year and on or before January 31 of the year following the performance year. For fiscal year 2020, our Named Executive Officers were eligible to receive a cash-based incentive bonus in an amount equal to 40% of their respective base salaries if the Company achieved net after-tax earnings of at least $5.2 million and operating income of at least $11.6 million. The amount of potential cash-based incentive bonuses our Named Executive Officers were eligible to receive increased incrementally up to a maximum of 200% of their respective base salaries if net after-tax earnings were $11.3 million and operating income was $21.8 million. Based on our overall financial performance in fiscal year 2020, cash-based incentive bonuses were not paid to our Named Executive Officers.
Annual Equity-Based Incentive Bonuses.   It is our objective to have a substantial portion of each Named Executive Officer’s compensation contingent upon overall corporate performance and align our Named Executive Officers’ interests with those of our stockholders by awarding annual equity-based incentive bonuses. Our compensation committee believes that equity-based annual incentives for the achievement of defined objectives create value for the Company and aligns the executive’s compensation with the interests of our stockholders. The compensation committee establishes overall corporate goals that are challenging to achieve, and, at the end of the applicable fiscal year, determines the level of attainment of those established goals and the contribution of each executive towards achieving them. For fiscal year 2020, the compensation committee established net income $6.9 million and operating income of $14.5 million as the performance objectives. The net income performance objective (the “Net Income Goal”) was weighted at 70% and the operating income performance objective (the “Operating Income Goal”) was weighted at 30%.
Each of Messrs. Edwards, Teague and Palamountain were eligible to receive a number of shares of our common stock not to exceed an aggregate fair market value equal to 40% of 70% and 40% of 30% of their base salary if at least 80%, but less than 100%, of the Net Income Goal and Operating Income Goal, respectively, are achieved, 50% of 70% and 50% of 30% of their base salary if the Net Income Goal and Operating Income Goal, respectively, are achieved, and 200% of 70% and 200% of 30% of their base salary if at least 105% of the Net Income Goal and Operating Profit Goal, In the event that such overall corporate performance goals are obtained, the compensation committee, in its sole discretion, may nevertheless determine not to grant such shares or grant a fewer number of shares depending upon the circumstances such as the achievement of corporate or individual goals or strategic initiatives. Based on our overall financial performance in fiscal year 2020, our compensation committee did not award equity-based incentive compensation to our Named Executive Officers.
Discretionary Equity-Based Retention Awards.   The compensation committee believes that time-based restricted stock awards serve as a retention incentive for the Named Executive Officers. During fiscal year 2020, the compensation committee approved grants of 40,000 shares of restricted stock for our Chief Executive Officer, Mr. Harold Edwards; 20,000 shares of restricted stock to our Chief Financial Officer, Mr. Mark Palamountain and 20,000 shares of restricted stock to our Chief Operating Officer, Mr. Alex Teague. The restricted stock awards vest over three years with one-third vesting on October 31, 2020, one-third vesting on October 31, 2021, and one-third vesting on October 31, 2022. Such time-based restricted stock grants are awarded from time to time at the discretion of the compensation committee and the Board. In determining the amount of these awards, the compensation committee and the Board considers primarily the executive’s position and level of responsibility within the Company, as well as the retention and long-term incentive value of the award and the amounts of past awards.
Retirement Plans.   The compensation committee believes that retirement programs are important to the Company as they contribute to the Company’s ability to be competitive with its peers and reward our executive officers based on long-term performance of the Company and, therefore, are an important piece of the overall compensation package for the Named Executive Officers. For all eligible employees, including our Named Executive Officers, we provide a 401(k) plan; others are also participants in our defined benefit pension plan.
Until June 2004, our employees and executive officers were eligible to participate in a traditional defined benefit pension plan that was maintained by the Company. Effective June 2004, plan participation and benefits payable under that plan were frozen and, since that time, no new participants have been added to that plan. The only Named Executive Officer who is a participant in our defined benefit pension plan is Harold Edwards. At normal retirement age, Mr. Edwards’ anticipated monthly payment under this plan will be $81.
The Company sponsors a defined contribution retirement plan maintained under section 401(k) of the Code. Under the terms of such plan, eligible employees may elect, beginning after one month of employment, to defer compensation up to a specified amount of their annual earnings permitted to be deferred under the applicable provisions of the Code. In addition to any deferral contributions made by our employees, the Company contributes to the account of each eligible employee with at least one year of qualifying service a matching contribution of up to 4% of such employee’s annual compensation plus such employee’s allocable share of any discretionary employer profit-sharing contribution. Participant deferral contributions and employer matching contributions are 100% vested at the time of contribution, and employer discretionary profit-sharing contributions vest at a rate of 20% per year of service beginning after two years of service, becoming 100% vested upon completion of six years of service. During fiscal year 2020, there were no changes made to our defined contribution plan related to Company contributions, contribution limitations, vesting schedules or eligibility requirements.
Nonqualified Deferred Compensation.   None of our Named Executive Officers participates in or has account balances in nonqualified defined contribution or other deferred compensation plans maintained by the Company.
Change in Control, Separation or Severance Benefits.   The Amended and Restated Plan contains provisions that provide for the vesting of options and stock appreciation rights awarded thereunder, as well as the lapse of restrictions on and vesting of all incentive awards issued thereunder upon a change in control or certain termination events.
Except as otherwise provided in an Award Agreement or by the Board, or a committee thereof, in a written resolution at the date of grant, to the extent outstanding awards granted under the Amended and Restated Plan are not assumed, converted or replaced by the resulting entity in the event of a change in control, all outstanding Options and Stock Appreciation Rights become fully exercisable, all restrictions with respect to outstanding awards lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding awards shall be deemed to be satisfied at target.
Except as provided in an Award Agreement or by a Board committee in a written resolution at the date of grant or thereafter, to the extent outstanding awards granted under the Amended and Restated Plan are assumed, converted, or replaced by the resulting entity in the event of a change in control: (i) any outstanding awards that are subject to Performance Share-Based Goals shall be converted by the resulting entity as if target performance had been achieved as of the date of the change in control; (ii) each Performance Share-Based Award or Performance Compensation Award with service requirements shall continue to vest with respect to such requirements during the remaining period set forth in the Award Agreement; and (iii) all other awards shall continue to vest (and/or the restrictions thereon shall continue to lapse) during the remaining periods set forth in the Award Agreement.
Except as otherwise provided in an Award Agreement or by a Board committee in a written resolution at the date of grant or thereafter to the extent outstanding awards granted under the Amended and Restated Plan are either assumed, converted or replaced by the resulting entity in the event of a change in control, if a participant’s employment or service is terminated without Cause by the Company or an affiliate or a participant terminates his or her employment or service with the Company or an affiliate for Good Reason (if applicable), in either case, during the 12-month period following a change in control, all outstanding Options and Stock Appreciation Rights held by a participant shall become fully exercisable and all restrictions with respect to outstanding Awards shall lapse and become vested and non-forfeitable. Under the Amended and Restated Plan a “change in control” is generally defined to mean: (i) the disposition of all or substantially all of the assets of the Company; (ii) any person or group is or becoming the “beneficial owner” directly or indirectly, of more than fifty percent (50%) of the total voting power of the voting stock of the Company, including by way of merger; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved, but excluding any director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) cease for any reason to constitute a majority of the Board, then in office.
None of our Named Executive Officers are a party to any employment agreement. For purposes of the above, “Cause” means:
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the intentional engagement in any acts or omissions constituting dishonesty, breach of a fiduciary obligation, wrongdoing, or misfeasance, in each case, in connection with a Named Executive Officer’s duties or otherwise during the course of a Named Executive Officer’s employment or service with the Company or an Affiliate;

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the commission of a felony or the indictment for any felony, including, but not limited to, any felony involving fraud, embezzlement, moral turpitude, or theft;

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the intentional and wrongful damaging of property, contractual interests, or business relationships of the Company or an Affiliate;

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the intentional and wrongful disclosure of secret processes or confidential information of the Company or an Affiliate in violation of an agreement with, or a policy of, the Company or an Affiliate;

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the continued failure to substantially perform the Named Executive Officer’s duties for the Company or an Affiliate;

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current alcohol or prescription drug abuse affecting work performance;

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current illegal use of drugs; or

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any intentional conduct contrary to the Company’s or an Affiliate’s written policies or practices.

Because “Good Reason” is not defined in the applicable Award Agreements of our Named Executive Officers, and such persons are not a party to any employment related agreement, each Named Executive Officer shall not be entitled to terminate his or her employment or service for Good Reason.
Pursuant to our Award Agreements for restricted stock with our Named Executive Officers, in the event that the employment of a Named Executive Officer with the Company is terminated by the Company on or after the issue date of an award, other than for Cause, any unvested restricted stock shall become fully vested only in the sole discretion of the Company. The compensation committee (or its designee, to the extent permitted under the Amended and Restated Plan) shall have sole discretion to determine if a Named Executive Officer’s rights have terminated pursuant to the Amended and Restated Plan and any Award Agreement, including but not limited to the authority to determine the basis for the Named Executive Officer’s termination of employment. In the event that a Named Executive Officer remains in continuous employment with the Company or an Affiliate from the issue date of an Award until a Named Executive Officer’s termination due to (i) death, (ii) Disability or (iii) retirement (if the Named Executive Officer has been employed by the Company for a period of at least the five years immediately preceding the grant date and is age 65 or older), any unvested restricted stock previously issued shall become fully vested. For this purpose, “Disability” shall mean a Named Executive Officer is unable to engage in his or her profession due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. The compensation committee shall certify Disability, after consultation with a qualified medical examiner, and shall determine a Named Executive Officer’s date of termination after considering the Named Executive Officer’s position and all applicable laws. In the event that Section 409A of the Code and the guidance issued thereunder (collectively, “Section 409A”) applies and any award would be paid to Named Executive Officer upon a “separation from service” within the meaning of Section 409A, and no exemption or exclusion from Section 409A shall apply, no award shall be released to any Named Executive Officer who is a “specified employee” within the meaning of Section 409A until the earlier of the first day of the seventh month after the month of such Named Executive Officer’s separation from service or the Named Executive Officer’s death.
The amounts shown in the following table reflect the potential value to the Named Executive Officers, as of the end of fiscal 2020, of full acceleration of all unvested restricted stock awards upon a change in control of the Company and upon certain terminations events. The amounts shown assume that a change in control or termination event was effective as of the last business day of fiscal year 2020 having been October 30, 2020. The Company’s common stock on which the calculations were based was the closing market price on October 30, 2020, at $13.83. The amounts below are estimates of the incremental, lump sum amounts that would be received upon a change in control or certain termination events; the actual amount can be determined only at the time of any actual change in control or termination event.

Estimated Potential Incremental Payments Upon Change in Control or Certain Termination Events
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Harold Edwards	95,372	$1,318,955
Mark Palamountain	47,734	$660,161
Alex Teague	48,526	$671,115

(1)
Information regarding unvested restricted stock held by each Named Executive Officer is set forth in the Outstanding Equity Awards table below. Restricted stock is issued subject to vesting over two years thereafter for performance-based equity awards, five years for discretionary equity-based retention awards granted in 2017, and three years thereafter for discretionary, equity-based retention awards.

(2)
Termination events include death, Disability, termination other than for Cause (in the sole discretion of the Company) or retirement.

(3)
Total value calculated assuming a change in control or termination event date of October 30, 2020 and utilizing the closing market price on October 30, 2020 ($13.83 per share).

Perquisites and Other Personal Benefits.   The compensation committee reviews annually the perquisites that Named Executive Officers receive. The primary personal benefits for our Named Executive Officers are health and welfare benefits, including, medical, dental, vision and life insurance. The Named Executive Officers participate in these plans on the same terms as other company employees. In addition, Company vehicles are provided to the Named Executive Officers, as well as to other members of management.
Employment Agreements.   As of the end of our 2020 fiscal year, the Company was not party to any employment agreements with any of our Named Executive Officers.
Hedging and Pledging Policies.   See “CORPORATE GOVERNANCE — Hedging and Pledging Policies” on page [18] of the proxy statement for a discussion of the Company’s hedging and pledging policies.
Other. The compensation committee also considers the accounting, tax, and stockholder dilutive costs of specific compensation programs, and seeks to balance the earnings, tax, and dilutive impact of executive compensation plans with the need to attract, retain and motivate highly qualified executives.
Chief Executive Officer Pay Ratio
In connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, the SEC adopted a rule requiring annual disclosure of the ratio of the annual total compensation (“Total Compensation”) of the Company’s median employee (excluding the Chief Executive Officer), to the Total Compensation of the Company’s Chief Executive Officer (the “CEO Pay Ratio”).
In identifying the median employee, the Company prepared a list of all employees of the Company, excluding the Chief Executive Officer, along with their annual base wages and salaries (“Annual Earnings”) as of October 31, 2020. The median employee was selected from this list. The median employee’s Total Compensation was then calculated by adding to their Annual Earnings all other compensation for fiscal year 2020, which includes stock awards, non-equity incentive plan compensation, the change in pension value and nonqualified deferred compensation earnings, Company-paid life insurance premiums, profit sharing and Company contributions made under our 401(k) plan and personal usage of Company vehicles.
Based on the information above, the CEO Pay Ratio for fiscal year 2020 is as follows:
Median Employee Total Compensation for Fiscal Year 2020	$43,305
CEO Total Compensation for Fiscal Year 2020	$1,486,789
Ratio of Median Employee Total Compensation to CEO Total Compensation for Fiscal Year 2020	34:1

Benchmarking
When making compensation-related decisions, the compensation committee believes it is important to be informed as to the current practices of other companies in our industry and/or similar in size or other attributes to the Company and to set compensation levels for our executive officers that are competitive with such companies. As a result, in determining compensation levels for our Named Executive Officers and for purposes of determining any potential payments to our Named Executive Officers under our annual cash-based and equity-based incentive bonus programs, the compensation committee periodically reviews and compares available salary and incentive bonus information of other companies. As a part of such review and comparison, the compensation committee uses internally prepared surveys and other publicly and privately available information to compare each component of the Company’s compensation program to the compensation paid to equivalent executive officers at such companies, with a goal of setting competitive compensation levels for each of our executive officers. The results of the benchmarking activities were utilized in designing our compensation program described in the “Elements of Compensation” section.
As previously discussed, the compensation committee utilizes an independent compensation consultant to evaluate Named Executive Officer compensation. The next analysis will be completed during fiscal year ending October 31, 2021.
Risk Assessment
In formulating and evaluating material elements of compensation, the compensation committee takes into consideration whether any such programs may encourage excessive risk-taking behavior. Based on such review, the compensation committee concluded that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on us. In making such determination, the compensation committee took into consideration the many design features that mitigate the likelihood of inducing excessive risk-taking behavior. In particular, the compensation committee believes that our use of restricted stock awards, as the primary equity feature in the compensation program, minimizes the risk that a Named Executive Officer’s short-term interests may not align with longer-term interests of stockholders.
The Company has a code of ethics applicable to directors, officers, employees, and temporary agency staff members of the Company “Covered Persons” The Company’s policy is to promote high standards of integrity by conducting its affairs honestly and ethically. Each Covered Person must act with integrity and observe the highest ethical standards of business conduct in his or her dealings with the Company’s customers, suppliers, partners, service providers, competitors, employees, and anyone else with whom he or she has contact in the course of performing his or her job. All actions taken by the Company and the Covered Persons, without exception and wherever they may be acting, must be in compliance with the laws, rules, and regulations (including insider trading laws) applicable to the Company in the country, state, and city in which they operate. These laws include compliance with the Foreign Corrupt Practices Act, competition laws, and money laundering laws.
Effect of Say-on-Pay Vote
At our 2020 Annual Meeting of Stockholders, pursuant to a non-binding, advisory vote, the stockholders approved the compensation of our Named Executive Officers as disclosed in the proxy statement for such annual meeting. The compensation committee has considered the results of this advisory vote and believes that it shows support by our stockholders for our compensation philosophy and the executive compensation programs that implement our philosophy. We have not significantly changed our executive compensation programs following the advisory vote.

Summary Compensation Table for Fiscal Years 2020, 2019 and 2018
The following table sets forth information regarding the compensation of our Named Executive Officers for fiscal years 2020, 2019, and 2018. This table should be read in conjunction with the Compensation Discussion and Analysis, which sets forth the objectives and other information regarding our executive compensation program.
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Harold Edwards, President and Chief Executive Officer(5)	2020	662,875	754,800	0	1,490	67,624	1,486,789
	2019	615,379	970,000	0	3,209	55,143	1,643,731
	2018	588,000	1,064,000	141,120	(1,195)	24,798	1,816,723
Mark Palamountain, Chief Financial Officer, Treasurer and Corporate Secretary	2020	376,923	377,400	0	—	40,421	794,744
	2019	347,783	486,808	0	—	37,211	871,802
	2018	300,000	533,800	72,000	—	23,803	929,603
Alex Teague, Chief Operating Officer and Senior Vice President	2020	446,923	377,400	0	—	72,848	897,171
	2019	415,090	516,492	0	—	67,532	999,114
	2018	400,000	563,500	95,760	—	23,804	1,083,064
The following charts reflect fiscal year 2020 compensation mix for our Named Executive Officers:

(1)
The value of stock awards is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. There were no annual, performance-based, equity incentive bonus shares granted in fiscal year 2020 earned for fiscal year 2019. The annual, performance-based, equity incentive bonus shares granted in fiscal year 2019 were earned for fiscal year 2018. The annual, performance-based, equity incentive bonus shares granted in fiscal year 2018 were earned for fiscal year 2017. Additionally, the amount shown for fiscal years 2020, 2019, and 2018 includes the shares comprising the discretionary, equity-based retention awards issued to our Named Executive Officers respectively in December 2019, 2018, and 2017.

(2)
There were no cash-based incentive bonuses earned for fiscal years 2020 and 2019 performance. Amounts shown for fiscal year 2018 reflect cash-based incentive bonuses earned based on fiscal year 2018 performance but paid in fiscal year 2019.

(3)
The amounts shown reflect the change in pension value, which is based upon the change in the present value of the accrued benefit from fiscal years 2019 to 2020, 2018 to 2019 and 2017 to 2018. The amounts for 2019 and 2018 were not previously provided in the Company’s proxy statement for fiscal years 2019 and 2018. The change in pension value may be impacted by, among other things, changes in the assumptions used for the discount rate, long-term rate of return and mortality tables used.

(4)
All Other Compensation consists of, for each of our Named Executive Officers, life insurance premiums, profit sharing and matching contributions under our 401(k) plan, dividends paid on stock awards, and personal use of Company vehicles.

Name	Stock Dividends	Company Contributions to 401(k) ($)	Perquisites and Personal Benefits ($)	Insurance Premiums Paid by the Company ($)	Total
Harold Edwards	40,852	$21,200	$3,685	$1,887	$67,624
Mark Palamountain	15,106	$21,200	$3,021	$1,094	$40,421
Alex Teague	49,109	$21,200	$1,251	$1,288	$72,848

(5)
Mr. Edwards does not receive compensation for being a director of the Company.

Grants of Plan-Based Awards in Fiscal Year 2020
The following table provides information about grants of equity and non-equity plan-based awards to the Named Executive Officers for performance in the fiscal year ended October 31, 2020 and, discretionary, equity-based retention awards granted in fiscal year 2020. These equity-based retention awards amounted to 40,000 shares, 20,000 shares and 20,000 shares for Messrs. Edwards, Palamountain and Teague, respectively.
	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(1)(3)(4)			All Other Equity Awards: Number of Shares or Units	Grant Date Fair Value of Stock Awards(5)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Harold Edwards	12/20/19	$530,300	$662,875	$994,313					$—
	12/20/19				$265,150	$331,438	$1,325,751		$—
	12/20/19							40,000	$754,800
Harold Edwards	12/21/18	$58,000	$147,000	$352,800					$—
	12/21/18				$117,600	$205,800	$294,000		$176,400-
	12/21/18							40,000	$793,600
Harold Edwards	12/22/17	$112,000	$112,000	$224,000
	12/22/17				$168,000	$168,000	$280,000		$167,998
	12/22/17							40,000	$887,600

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(1)(3)(4)			All Other Equity Awards: Number of Shares or Units	Grant Date Fair Value of Stock Awards(5)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Mark Palamountain	12/20/19	301,538	376,923	670,385					—
	12/20/19				150,769	188,462	753,846		—
	12/20/19							20,000	$377,400
Mark Palamountain	12/21/18	$30,000	$75,000	$180,000					—
	12/21/18				$60,000	$105,000	$150,000		$90,000
	12/21/18							20,000	$396,800
Mark Palamountain	12/22/17							20,000	$443,800
Alex Teague	12/20/19	357,538	446,923	670,385					—
	12/20/19				178,769	223,462	893,846		—
	12/20/19							20,000	$377,400
Alex Teague	12/21/18	$40,000	$100,000	$240,000					—
	12/21/18				$80,000	$140,000	$200,000		$119,700
	12/21/18							20,000	$396,8000
Alex Teague	12/22/17	$76,000	$76,000	$152,000					$—
	12/22/17				$114,000	$114,000	$190,000		$114,003
	12/22/17							20,000	$443,800

(1)
See page 23 of the proxy statement, under “COMPENSATION DISCUSSION AND ANALYSIS — Elements of Compensation — Annual Equity-Based Incentive Bonuses,” for a description of our Equity-Based Incentive Bonus Plan. Under our Equity-Based Incentive Plan, awards that may be paid out are in the form of the number of shares of our common stock that is derived from a percentage of the Named Executive Officers’ salary.

(2)
These columns show the potential payments for each of our Named Executive Officers under the Amended and Restated Plan with respect to fiscal year 2020 performance. Threshold, target, and maximum represent 40%, 50% and 200% of the Named Executive Officers’ annual salaries, respectively. There were no non-equity incentive plan awards earned in fiscal year 2020 by Messrs. Edwards, Palamountain and Teague.

(3)
These columns show the potential payments for each of our Named Executive Officers under the Amended and Restated Plan with respect to fiscal year 2020 performance. Threshold, target, and maximum represent 80%, 100% and 150% of the Named Executive Officers’ annual salaries, respectively. There were no equity-based incentive bonuses earned in fiscal year 2020 by Messrs. Edwards, Palamountain and Teague.

(4)
All such shares, whether vested or unvested, are considered issued and outstanding on the date of issuance, and our Named Executive Officers have voting rights with respect to, and receive any dividends on, such shares granted to them.

(5)
The value of stock awards is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. As described on page 23 of the proxy statement, under “COMPENSATION DISCUSSION AND ANALYSIS — Elements of Compensation — Annual Equity-Based Incentive Bonuses,” equity compensation is generally based on a percentage of the employee’s salary and the number of shares of common stock issued to the Named Executive Officers stock was equal to the relevant percentage of salary divided by the fair value of such stock on the issue date.

Outstanding Equity Awards at 2020 Fiscal Year End
The following table summarizes the total outstanding equity awards as of October 31, 2020 for each Named Executive Officer:
Name	Discretionary Awards That Have Not Yet Vest (#)	Market Value of Shares That Have Not Yet Vest ($)(1)	Performance Awards That Have Not Yet Vest (#)	Market Value of Shares That Have Not Yet Vest ($)(1)
Harold Edwards(2)	55,999	$775,026	4,706	$73,649
Mark Palamountain(3)	27,999	$387,506	2,401	$37,576
Alex Teague(4)	27,999	$387,506	3,193	$49,970

(1)
Based on a fair market value of our common stock on November 2, 2020 at $13.84 per share. Shares that vested on December 21, 2020 were calculated with the fair market value of our common stock on December 21, 2020 of $15.65 per share.

(2)
Discretionary equity-based retention awards: on December 19, 2017, we issued to Mr. Edwards 40,000 shares of restricted stock that vest in five equal, annual installments beginning on October 31, 2018. On December 18, 2018, we issued to Mr. Edwards 40,000 shares of restricted stock that vest in three equal, annual installments beginning on October 31, 2019. On December 20, 2019, we issued to Mr. Edwards 40,000 shares of restricted stock that vest in three equal, annual installments beginning on October 31, 2020.

Fiscal performance stock awards: on December 22, 2017 in connection with fiscal year 2017 performance, we issued to Mr. Edwards 7,349 shares of restricted stock. One-half of such shares vested on December 22, 2018 and one-half of such shares vested on December 22, 2019. On December 21, 2018, in connection with fiscal year 2018 performance, we issued to Mr. Edwards 9,413 shares of restricted stock. One-half of such shares vested on December 21, 2019 and one-half of such shares vested on December 21, 2020.
(3)
Discretionary equity-based retention awards: on December 19, 2017, we issued to Mr. Palamountain 20,000 shares of restricted stock that vest in five equal, annual installments beginning on October 31, 2018. On December 18, 2018, we issued to Mr. Palamountain 20,000 shares of restricted stock that vest in three equal, annual installments beginning on October 31, 2019. On December 20, 2019, we issued to Mr. Palamountain 20,000 shares of restricted stock that vest in three equal, annual installments beginning on October 31, 2020.

Fiscal performance stock awards: on December 22, 2017 in connection with fiscal year 2017 performance, we issued to Mr. Palamountain 3,363 shares of restricted stock. One-half of such shares vested on December 22, 2018 and one-half of such shares vested on December 22, 2019. On December 21, 2018, in connection with fiscal year 2018 performance, we issued to Mr. Palamountain 4,803 shares of restricted stock. One-half of such shares vested on December 21, 2019 and one-half of such shares vested on December 21, 2020.
(4)
Discretionary equity-based retention awards: on December 19, 2017, we issued to Mr. Teague 20,000 shares of restricted stock that vest in five equal, annual installments beginning on October 31, 2018. On December 18, 2018, we issued to Mr. Teague 20,000 shares of restricted stock that vest in three equal, annual installments beginning on October 31, 2019. On December 20, 2019, we issued to Mr. Teague 20,000 shares of restricted stock that vest in three equal, annual installments beginning on October 31, 2020.

Fiscal performance stock awards: on December 22, 2017 in connection with fiscal year 2017 performance, we issued to Mr. Teague, 4,987 shares of restricted stock. One-half of such shares vested on December 22, 2018 and one-half of such shares vested on December 22, 2019. On December 21, 2018, in connection with fiscal year 2018 performance, we issued to Mr. Teague 6,387 shares of restricted stock. One-half of such shares vested on December 21, 2019 and one-half of such shares vested on December 21, 2020.

Option Exercises and Stock Vested in Fiscal Year 2020
The following table sets forth information about the vesting of restricted stock held by our Named Executive Officers during fiscal year 2020:
Name	Discretionary Awards That Vest FY 2020 (#)	Market Value of Shares That Vest ($)(1)	Performance Awards That Vest FY 2020 (#)	Market Value of Shares That Vest ($)(1)
Harold Edwards(2)	34,667	$479,791	8,381	$158,149
Mark Palamountain(3)	17,334	$239,903	4,083	$77,046
Alex Teague(4)	17,334	$239,903	5,687	$107,314

(1)
Shares that vested on October 31, 2020 were calculated using the fair market value of our common stock on November 2, 2020 of $13.84 per share. Shares that vested on December 21, 2019 and December 22, 2019, were calculated using the fair market value of our common stock on December 20, 2019 at $18.87 per share.

(2)
8,381 shares that vested and value realized on vesting are in connection with shares issued on December 22, 2017 and December 21, 2018 for performance in fiscal years 2016 and 2017, respectively. 34,667 shares that vested and valued realized on vesting are in connection with shares issued December 19, 2017, December 18, 2018, and December 20, 2019 discretionary equity-based retention awards.

(3)
4,083 shares that vested and value realized on vesting are in connection with shares issued on December 22, 2017 and December 21, 2018 for performance in fiscal years 2016 and 2017, respectively. 17,334 shares that vested and valued realized on vesting are in connection with shares issued December 19, 2017, December 18, 2018, and December 20, 2019 discretionary equity-based retention awards.

(4)
5,687 shares that vested and value realized on vesting are in connection with shares issued on December 22, 2017 and December 21, 2018 for performance in fiscal years 2016 and 2017, respectively. 17,334 shares that vested and valued realized on vesting are in connection with shares issued December 19, 2017, December 18, 2018, and December 20, 2019 discretionary equity-based retention awards.

Pension Benefits in Fiscal Year 2020
The Company’s defined benefit pension plan is a tax-qualified retirement plan that covers eligible employees of the Company. Effective in June 2004, participation in such plan was frozen so that anyone who was hired by the Company on or after June 2004 is ineligible to participate in such plan. Under the plan, age 65 is considered normal retirement age. Participating employees may retire with benefits as early as age 55, provided they then have at least five years of qualifying service. Normal retirement benefits for a participant are calculated based on such participant’s highest average pay over any five consecutive calendar years of employment. The maximum benefit is payable to employees who retire at age 65 with 30 or more years of service and is equal to 65% of such employee’s highest average pay less 60% of the applicable participant’s estimated annual Social Security benefit. For participating employees who retire at age 65 with less than 30 years of service, their retirement benefit is equal to such maximum benefit amount multiplied by a fraction, the numerator of which is total years of qualifying service and the denominator of which is 30. For participating employees who elect to retire prior to age 65, the benefits under the Company’s defined benefit pension plan that would otherwise be payable to them at age 65 are actuarially reduced to account for the longer period they are expected to be receiving payments.
Benefits are paid in the form of a life annuity, with married employees having the option to elect to receive benefit payments in the form of a 50% joint and survivor annuity. Additionally, participating retiring employees may elect a ten-year certain and life optional form of payment, a contingent annuity with a ten-year certain and life optional form of payment or a 100%, 75% or 50% joint and survivor optional form of payment naming someone other than his or her spouse as joint annuitant.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Harold Edwards	Limoneira Company Retirement Plan(2)	0.5	$12,598	$0.00

(1)
Liabilities shown in this column are computed using the projected unit credit method reflecting average salary and service as of the fiscal year end. The material assumptions used to determine these liabilities can be found in the fiscal year end FAS Disclosures Actuarial Valuation Report, except we assumed no pre-retirement decrements and that retirement occurs at the plan’s earliest unreduced retirement age.

(2)
The plan’s benefit formula is integrated with Social Security and is based on the participant’s years of service for the Company and final average compensation. Compensation is limited to the applicable limit under Section 401(a)(17) of the Code. The plan benefit is limited to the applicable limit under Section 415(b) of the Code. Only employees hired before June 30, 2004 are eligible to participate in the plan. In addition, eligibility for the plan occurs no later than the completion of 500 hours of service in the first twelve months of employment. Effective June 30, 2004, the plan was frozen. Additional benefit service cannot be earned after June 30, 2004. Early retirement age is the first day of any month after age 55, provided the participant has earned five years of vesting service at the time of retirement.

COMPENSATION COMMITTEE REPORT
We have reviewed and discussed with management the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K to be included in the Company’s 2020 proxy statement filed pursuant to Section 14(a) of the Exchange Act. Based on the review and discussion referred to above, we recommend to the Board that the Compensation Discussion and Analysis referred to above be included in the Company’s proxy statement.
Members of the Compensation Committee:
John W. H. Merriman, Chairperson
Donald R. Rudkin
Edgar A. Terry
The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that we specifically incorporate it by reference in such filing.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
General
The Board has recommended and asks that the stockholders of the Company ratify the selection of Deloitte & Touche LLP as independent auditor for the Company for the fiscal year ending October 31, 2021.
Deloitte & Touche LLP is a registered public accounting firm and was appointed by our audit and finance committee to audit the annual financial statements for the fiscal year ended October 31, 2020. Based on its past performance during these audits, the audit and finance committee of the Board has selected Deloitte & Touche LLP as the independent auditor to perform the audit of our financial statements and internal control over financial reporting for fiscal year 2021. Information regarding Deloitte & Touche LLP can be found at www2.deloitte.com.
If you do not ratify the selection of Deloitte & Touche LLP, the Board will reconsider its selection of Deloitte & Touche LLP and may, in its sole discretion, make a new proposal for independent auditor.
Representatives of Deloitte & Touche LLP are expected to participate in the Annual Meeting via webcast, and will have the opportunity to make a statement if they desire to do so and are not expected to be available during the Annual Meeting to respond to appropriate questions.
As previously reported on the Company’s Current Report on Form 8-K, filed on March 14, 2019, upon the recommendation of the audit and finance committee, on March 12, 2019, the Board chose not to renew the engagement of Ernst & Young LLP, which was then serving as the independent registered public accounting firm of the Company. The Company notified Ernst & Young LLP on March 13, 2019 that it would be dismissed as the independent registered public accounting firm of the Company, effective immediately.
The audit report of Ernst & Young LLP on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended October 31, 2018 (the “E&Y Audit Report”) did not contain an adverse opinion or a disclaimer of opinion, and the E&Y Audit Report was not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal year ended October 31, 2018 and through the subsequent interim period as of March 13, 2019, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference thereto in its reports on the consolidated financial statements of the Company for such periods, and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided Ernst & Young LLP with a copy of its Current Report on Form 8-K and requested that Ernst & Young LLP provide the Company with a letter addressed to the SEC stating whether or not Ernst & Young LLP agreed with the above disclosures. A copy of Ernst & Young LLP’s letter, dated March 14, 2019, was attached as Exhibit 16.1 to the Company’s Current Report Form 8-K filed with the SEC on March 14, 2019.
On March 12, 2019, the Board approved the engagement of Deloitte & Touche LLP as the Company’s new independent registered public accounting firm to perform independent audit services for the Company for the fiscal year ending October 31, 2019 (including with respect to the Company’s quarterly period ending April 30, 2019), effective immediately.
During the fiscal year ended October 31, 2018 and through the subsequent interim period as of March 13, 2019, neither the Company nor anyone on its behalf consulted with Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report nor oral advice was provided to the Company that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of

Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Fees
The chart below sets forth the total amount, including the amounts by category of service, billed to us by Deloitte & Touche LLP for services performed for fiscal year 2020:
Fiscal Year 2020 Deloitte & Touche LLP
Audit Fees (1)	$1,096,275
Audit-Related Fees(2)	$8,000
Tax Fees(3)	$283,025
All Other Fees(4)	$0
Total	1,387,300

(1)
“Audit Fees” are fees billed for professional services for the audit of our consolidated annual financial statements filed on Form 10-K, the audit of our internal controls over financial reporting, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
“Audit-Related Fees” are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3)
“Tax fees” are fees billed for professional services rendered in connection with tax compliance, advice and planning.

(4)
“All Other Fees” are fees billed for products and services other than those reported in Audit Fees, Audit-Related Fees and Tax Fees.

Pre-Approval Policies and Procedures
The audit and finance committee has responsibility for conducting its appraisal and approval of audit and non-audit services. The audit and finance committee allows delegation to members of the committee to approve additional audit and non-audit services. The audit and finance committee or one of its members pre-approved all the services provided by Deloitte & Touche LLP for the fiscal year ended 2020. In making its recommendation to ratify the selection of Deloitte & Touche LLP as independent auditor for the fiscal year ending October 31, 2021, the audit and finance committee has considered whether the services provided by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP and has determined that such services do not interfere with Deloitte & Touche LLP’s independence.
Required Vote for Stockholder Approval
The affirmative vote of the holders of at least a majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve this proposal.
Recommendation of the Board
The Board recommends that you vote FOR the ratification of the selection of Deloitte & Touche LLP to serve as independent auditor for the Company for the fiscal year ending October 31, 2021.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Executive compensation is an important matter to us and to our stockholders. Newly enacted legislation enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this proxy statement as required pursuant to Section 14A of the Exchange Act (15 U.S.C. 78n-1).
As described in detail under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” our executive compensation programs are designed to attract, motivate and retain our Named Executive Officers, who are critical to our strategic goals and success. Under our executive compensation program, our Named Executive Officers receive compensation that encourages both near-term and long-term growth and successes through compensation linked to performance standards aimed to increase stockholder value. Please read the Compensation Discussion and Analysis for additional details about our executive compensation programs, including information about the fiscal year 2020 compensation of our Named Executive Officers.
The compensation committee bases its executive compensation decisions on our compensation objectives, which include the following:
•
aligning management’s incentives with the interests of our stockholders;

•
providing competitive compensation to our Named Executive Officers;

•
rewarding Named Executive Officers for past performance and motivating them to excel in the future; and

•
rewarding superior performance of both the Company and each individual executive and encouraging actions that promote our near-term and long-term strategic goals.

We believe that our existing compensation programs have been effective at motivating our Named Executive Officers to achieve superior performance and successes for us, aligning compensation with performance measures and stockholder interests and enabling us to attract, retain and motivate talented executive officers.
We are asking our stockholders to indicate their support for our Named Executive Officers’ compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. Accordingly, we will ask our stockholders to approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures by voting FOR the approval of our executive compensation program.
The say-on-pay vote is advisory, and therefore not binding on the Company, the compensation committee or the Board. The Board and the compensation committee value the opinions of our stockholders and will review and consider the outcome of this advisory vote when making future compensation decisions for our Named Executive Officers and will evaluate whether any actions are necessary.
The Company will include a proposal seeking stockholder approval, on an advisory basis, of the compensation of our Named Executive Officers in its proxy statement every year until the Annual Meeting of Stockholders in 2023. In 2023, the Company will include a proposal seeking stockholder approval, on an advisory basis, of the frequency at which the Company shall seek stockholder approval, on an advisory basis, of the compensation of our Named Executive Officers.
Required Vote for Stockholder Approval
The affirmative vote of the holders of at least a majority of the outstanding shares present, in person or by proxy, at the Annual Meeting and entitled to vote thereon is required to approve this proposal.
Recommendation of the Board
The Board recommends that you vote FOR the approval of the compensation of our Named Executive Officers.

AUDIT AND FINANCE COMMITTEE REPORT
Our audit and finance committee is composed of three independent directors, all of whom are financially literate. In addition, the Board has determined that Mr. Rudkin, an independent director and the chairperson of the audit and finance committee, qualifies as an “audit committee financial expert” as defined by the SEC. The audit and finance committee operates under a written charter, which reflects the requirements regarding audit committees under the NASDAQ Rules and the Sarbanes-Oxley Act of 2002, as amended. A copy of the audit and finance committee charter is available on the Company’s website at www.limoneira.com.
The audit and finance committee’s primary role is to assist the Board in fulfilling its responsibility for oversight of (1) the quality and integrity of the consolidated financial statements and related disclosures, (2) compliance with legal and regulatory requirements, (3) the independent auditors’ qualifications, independence and performance and (4) the performance of our internal audit and control functions.
The Company’s management is responsible for the preparation of the financial statements, the financial reporting process and the system of internal controls. The independent auditors are responsible for performing an audit of the financial statements in accordance with auditing standards generally accepted in the United States and issuing an opinion as to the conformity of those audited financial statements to United States generally accepted accounting principles. The audit and finance committee monitors and oversees these processes.
The audit and finance committee has adopted a policy designed to ensure proper oversight of our independent auditor. Under the policy, the audit and finance committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing any other audit review (including resolution of disagreements among management and the auditor regarding financial reporting), or attestation services. In addition, the audit and finance committee is responsible for pre-approving any non-audit services provided by the Company’s independent auditors. The audit and finance committee’s charter also ensures that the independent auditor discusses with the audit and finance committee important issues such as internal controls, critical accounting policies, any instances of fraud and the consistency and appropriateness of our accounting policies and practices.
The audit and finance committee has reviewed and discussed with management and Deloitte & Touche LLP, the Company’s independent auditor, the audited financial statements as of and for the year ended October 31, 2020. The audit and finance committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit and finance committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the audit and finance committee concerning independence, and has discussed with Deloitte & Touche LLP its independence. Based on these reviews and discussions, the audit and finance committee has recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended October 31, 2020 for filing with the SEC.
Members of the Audit and Finance Committee:
Donald R. Rudkin, Chairperson
Robert M. Sawyer
Edgar A. Terry
The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that we specifically incorporate it by reference in such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our stock as of February 1, 2021 by (i) each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of our stock, (ii) each director, (iii) our Named Executive Officers and (iv) all of our directors and officers as a group. The applicable percentage ownership is based on 17,699,717 shares of common stock outstanding as of February 1, 2021, plus the number of shares of common stock to be issued upon the conversion of Series B Convertible Preferred Stock and Series B-2 Convertible Preferred Stock. All holders of shares of common stock are entitled to one vote per share on all matters submitted to a vote of holders of shares of common stock.
The number of shares beneficially owned by each entity or individual is determined pursuant to Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3 of the Exchange Act, “beneficial ownership” includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual has the right to acquire within sixty days through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.
There are no arrangements currently known to the Company, the operation of which may at a subsequent date result in a change of control.
	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	# of shares	Percentage(1)
5% Beneficial Owners
Ashford Capital Management, Inc. 1 Walker’s Mill Road, Wilmington, DE 19807(2)	1,001,574	5.42%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10056(3)	1,125,892	6.09%
Calavo Growers, Inc. 1141-A Cummings Road, Santa Paula, CA 93060(4)	1,719,185	9.30%
Global Alpha Capital Management Ltd. 1800 McGill College Avenue, Suite 1300, Montreal A8 H3A 3JB(5)	1,880,863	10.18%
Directors and Officers(6)
Elizabeth Blanchard Chess(7)	140,438	*
Harold S. Edwards(8)	163,611	*
Amy Fukutomi	2,374	*
Gordon E. Kimball(9)	39,809	*
Jose De Jesus Loza aka Jesus “Chuy” Loza	256,068	1.39%
John W. H. Merriman	2,643	*
Mark Palamountain(10)	63,137	*
Edgar A. Terry(11)	8,470	*
Donald R. Rudkin	14,277	*
Robert M. Sawyer(12)	124,293	*
Scott S. Slater	30,063	*
Alex M. Teague(13)	229,785	1.24%
All Current Officers & Directors as a group	1,074,968	5.82%

(*) Less than 1%
(1)
Amount of outstanding shares used to determine the percentage ownership includes 184,875 shares issuable upon conversion of Series B Convertible Preferred Stock and 593,870 shares issuable upon conversion of Series B-2 Convertible Preferred Stock. The Series B-2 Convertible Preferred Stock is convertible at the market price of our common stock on the conversion date. Conversion of the Series B-2 Convertible Preferred Stock was assumed to have occurred on February 1, 2021 at a market price of $15.66.
(2)
Pursuant to Schedule 13G filed on February 10, 2020, the amount reported consists of shares beneficially owned, as of December 31, 2019.

(3)
Pursuant to Schedule 13G/A filed on January 29, 2021, the amount reported consists of shares beneficially owned as of December 31, 2020.

(4)
Pursuant to Schedule 13G/A filed on February 14, 2019, the amount reported consists of shares beneficially owned as of December 31, 2018.

(5)
Pursuant to Schedule 13G filed on May 5, 2020, the amount reported consists of shares beneficially owned as of April 30, 2020

(6)
The information provided in this table is based on the Company’s records and information supplied by the officers and the directors. The business address for each director and officer is Limoneira Company, 1141 Cummings Road, Santa Paula, CA 93060

(7)
Ms. Chess as a beneficiary of a trust owns these shares beneficially. Ms. Chess shares voting and investment power over these shares.

(8)
Includes 95,999 restricted shares with 48,000 that vest in 2021, 34,666 that vest in 2022 and 13,333 that vest in 2023. All restricted shares are from discretionary incentive grants given in 2017, 2018, 2019 and 2020. Mr. Edwards has voting and regular dividend rights with respect to these restricted shares, but no right to dispose of such shares. Mr. Edwards owns all shares beneficially as a beneficiary of a trust. This amount also includes 54,815 shares pledged by Mr. Edwards to Merrill Lynch.

(9)
Includes 36,319 shares owned beneficially by Mr. Kimball as a beneficiary of a trust. Mr. Kimball shares voting and investment power over these shares. Also includes 3,490 shares held by Mr. Kimball’s wife.

(10)
Includes 47,999 restricted shares with 24,000 that vest in 2021, 17,333 that vest in 2022 and 6,666 that vest in 2023. All restricted shares are from discretionary incentive grants given in 2017, 2018, 2019 and 2020. Mr. Palamountain has voting and regular dividend rights with respect to these restricted shares, but no right to dispose of such shares.

(11)
Mr. Terry as a joint trustee of a trust owns these shares beneficially.

(12)
Mr. Sawyer as a beneficiary of two trusts owns these shares beneficially. Mr. Sawyer shares voting and investment power over these shares.

(13)
Includes 47,999 restricted shares with 24,000 that vest in 2021, 17,333 that vest in 2022 and 6,666 that vest in 2023. All restricted shares are from discretionary incentive grants given in 2017, 2018, 2019 and 2020. Mr. Teague has voting and regular dividend rights with respect to these restricted shares, but no right to dispose of such shares. This amount also includes 52,984 shares held in a trust.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth information as of October 31, 2020 about our common stock that may be issued to employees and directors under the Amended and Restated Plan. As of October 31, 2020, other as than described below, no equity securities were authorized for issuance under equity compensation plans not approved by security holders.

Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)(2)
Equity compensation plans approved by security holders	—	—	281,225

(1)
The Board approved the Amended and Restated Plan on January 24, 2012 and January 24, 2017 and the stockholders at the Annual Meetings of Stockholders held on March 27, 2012 and March 28, 2017.

(2)
As of January 31, 2021, there were 156,036 shares of common stock remaining available for future issuance under the Company’s Amended and Restated Plan.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership of our stock and our other equity securities with the SEC. As a practical matter, we assist our directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf. Based upon this assistance, as well as upon our review of copies of reports filed pursuant to Section 16(a) of the Exchange Act, we believe that all filings required to be made were timely made in accordance with the requirements of the Exchange Act in fiscal year 2020.
STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
Stockholder Proposals — Inclusion in Company Proxy Statement
For a stockholder proposal to be considered by us for inclusion in our Proxy Statement and form of proxy relating to the 2022 Annual Meeting of Stockholders, the proposal must be received by October 15, 2021, as prescribed by rules under the Exchange Act.
Other Stockholder Proposals — Business to be Conducted at the Annual Meeting
With respect to stockholder proposals not wishing to be included in the our Proxy Statement and form of proxy, but rather to be brought as business at the Annual Meeting of Stockholders, our Bylaws prescribe certain advance notice procedures independent of the notice requirement and deadline described above. Our Bylaws state that, to be timely, notice and certain related information must be received at the principal executive offices of the Company addressed to the attention of the secretary not earlier than the November 15 immediately preceding such annual meeting nor later than the close of business on the ninetieth (90th) day immediately preceding the scheduled date of such annual meeting. Therefore, to be timely under our Bylaws, a proposal for the 2022 Annual Meeting of Stockholders not included by or at the direction of the Board must be received no earlier than November 15, 2021 and no later than December 22, 2021.
Stockholder Director Nominees
See “Stockholder Nominations of Directors.” To be timely stockholders must submit written director candidate nominations November 15, 2021 and no later than December 22, 2021.
UNITED STATES SECURITIES AND EXCHANGE COMMISSION REPORTS
Copies of our Annual Report on Form 10-K for the year ended October 31, 2020, as filed with the SEC, are available to stockholders free of charge on our website at www.limoneira.com under the headings “Investor — Financial Information” or by writing to us at 1141 Cummings Road, Santa Paula, California 93060, Attention: Investor Relations.
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
Some brokers and we have adopted “householding,” a procedure under which stockholders who have the same address will receive a single set of proxy materials, unless one or more of these stockholders provides notice that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.
If you participate in householding and wish to receive a separate set of proxy materials, or if you wish to receive separate copies of future notices, annual reports and proxy statements, please call 1-800-542-1061 or write to: Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will deliver the requested documents to you promptly upon your oral or written request.
Any stockholders of record who share the same address and currently receive multiple copies of proxy materials who wish to receive only one copy of these materials per household in the future may contact Broadridge Financial Solutions, Inc. at the address or telephone number listed above. If you hold your shares through a broker, bank or other nominee, please contact your broker, bank or other nominee to request information about householding.

OTHER MATTERS
We know of no other business that will be brought before the Annual Meeting. If any other matter or any proposal should be properly presented and should properly come before the meeting for action, the persons named in the accompanying proxy will, at their discretion and in accordance with their best judgment, vote upon such proposal.

LIMONEIRA COMPANY

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR ALL" for Proposal 1, and "FOR" Proposals 2 and 3.

1. To elect three (3) directors to the Board of Directors, each to serve for a three-year term ("Proposal 1");

FOR ALL nominees listed below ☐ **WITHHOLD AUTHORITY to vote for all nominees listed below** ☐ **EXCEPTIONS** ☐ **CUMULATIVE VOTING ELECTIONS** ☐

Director Nominee Name	Number of Votes
01 - Harold S. Edwards	_________ Votes FOR
02 - John W.H. Merriman	_________ Votes FOR
03 - Edgar A. Terry	_________ Votes FOR
Total Votes Cast:	

INSTRUCTIONS: **To withhold authority to vote for any individual nominee or nominees, mark the "EXCEPTIONS" box above and strike a line through the name(s) of the nominee(s).**

If you desire to allocate your votes to individual nominees on a cumulative basis, as explained in the accompanying Proxy Statement, mark the "CUMULATIVE VOTING ELECTIONS" box and indicate the number of votes that you would like to have cast FOR each nominee. The total of the votes cast on this proxy may not exceed the number of votes you are entitled to times two. For example, if you own 100 shares, you are entitled to cast 200 votes for director nominees. However, if you have cast your proxy for the other above choices, do not complete this table.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

03DGKB

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on March 23, 2021.
The Notice of the Annual Meeting of Stockholders, Proxy Statement and the Annual Report for the fiscal year ended October 31, 2020 are available at: **http://www.edocumentview.com/LMNR**

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — LIMONEIRA COMPANY

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 23, 2021
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harold S. Edwards and Mark Palamountain, and each of them, as the attorneys, agents and proxies of the undersigned with full power of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Stockholders of Limoneira Company to be held on Tuesday, March 23, 2021 at 10:00 a.m., Pacific Time, virtually,and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS IN PROPOSAL 1, "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP IN PROPOSAL 2 AND "FOR" THE ADVISORY APPROVAL OF THE EXECUTIVE COMPENSATION IN PROPOSAL 3. **THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR ALL" DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS IN PROPOSAL 1, "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP IN PROPOSAL 2, "FOR" THE ADVISORY APPROVAL OF THE EXECUTIVE COMPENSATION IN PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY OTHER ADJOURNMENT OR POSTPONEMENT THEREOF. IF NO DIRECTION IS MADE, THE VOTING POWER GRANTED TO THE PROXIES INCLUDES THE POWER TO VOTE CUMULATIVELY IN THE ELECTION OF DIRECTORS IF DEEMED NECESSARY OR APPROPRIATE BY THE PROXIES.**

(Continued and to be marked, dated and signed, on the other side)